As filed with the Securities and Exchange Commission on April 9, 2019

Securities Act Registration No.  333-_________
Investment Company Act Registration No. 811-22409

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 34

Tortoise Midstream Energy Fund, Inc.
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020

Agent for Service

P. Bradley Adams
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Copies of Communications to

Steven F. Carman, Esq.
Rebecca C. Taylor, Esq.
Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  From time to time after the effective date of the Registration Statement.

☐
Check box if any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective:

☑	When declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (3)
Common stock, $0.001 par value per share; preferred stock, $0.001 par value per share; debt securities			$350,000,000	$42,420.00

(1)
There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $350,000,000.

(3)
In accordance with Rule 415(a)(6) under the Securities Act of 1933, the securities registered pursuant to this registration statement include $119,026,991.84 of unsold securities that previously were registered pursuant to the registration statement on Form N-2 (File No. 333-209943), initially effective on May 6, 2016. Pursuant to Rule 415(a)(6), the registration fees in the amount of $7,251.07 previously paid with respect to such unsold securities will continue to be applied to such unsold securities. The filing fee attributable to the additional $27,993.93 of securities is being paid herewith. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the prior registration statement will be deemed terminated as of the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Tortoise Midstream Energy Fund, Inc. (“Registrant”)
Contents of Registration Statement
This Registration Statement consists of the following:
1. Facing sheet of the Registration Statement.
2. Contents of the Registration Statement
3. Tortoise MLP Fund, Inc. Base Prospectus dated _________, 2019
4. Tortoise MLP Fund, Inc. Statement of Additional Information dated ____________, 2019
5. Part C of the Registration Statement (including signature page).

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED April 9, 2019

Base Prospectus

$350,000,000
Tortoise Midstream Energy Fund, Inc.
Common Stock
Preferred Stock
Debt Securities

Tortoise Midstream Energy Fund, Inc. (formerly known as Tortoise MLP Fund, Inc.) (the “Company,” “we,” “us” or “our”) is a non-diversified closed-end management investment company.  Our investment objective is to provide our stockholders a high level of total return with an emphasis on current distributions paid to stockholders.  We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of midstream energy entities in the energy infrastructure sector and their affiliates, with an emphasis on natural gas infrastructure entitites.  Similar to the tax characterization of distributions made by MLPs to their unitholders, a portion of our distributions are expected to be treated as a return of capital to stockholders.  We cannot assure you that we will achieve our investment objective.  Unlike most investment companies, we have not elected to be treated as a regulated investment company under the Internal Revenue Code.

Under normal circumstances, we invest at least 80% of our Total Assets (as defined on page 1) in equity securities of midstream energy entities in the energy infrastructure sector, including master limited partnerships (“MLPs”) with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities.  Energy infrastructure entities own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities.  Natural gas infrastructure entities are defined as companies engaged in such activities with over 50% of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.  We intend to focus primarily on “midstream” energy infrastructure entities that engage in the business of transporting, gathering and processing and storing natural gas and NGL infrastructure assets.  We may invest up to 50% of our Total Assets in restricted securities, primarily through direct placements.

We may offer, on an immediate, continuous or delayed basis, including through a rights offering to existing stockholders, up to $350,000,000 aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings.  We may offer our common stock, preferred stock or debt securities separately or in concurrent separate offerings, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus.  In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings.  The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale.  The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus.  We will not receive any proceeds from the sale of our common stock by any selling stockholder.  You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers.  The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated.  For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.”  Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

Our common stock is listed on the New York Stock Exchange under the trading or “ticker” symbol “NTG.”  As of April 5, 2019, the last reported sale price for our common stock was $14.28.

Investing in our securities involves risks.  You could lose some or all of your investment.  See “Risk Factors” beginning on page 38 of this prospectus.  You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website (www.tortoise advisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Prospectus dated ___________, 2019

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.  The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain this prospectus and any related prospectus supplement for future reference. A statement of additional information, dated _________, 2019, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 82 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information are also available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on such website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov ). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any related prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

Table of  Contents
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the time necessary to fully invest the proceeds of this offering, the conditions in the U.S. and international financial, natural gas, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

ii

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PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider before investing in our securities.  You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 38 of this prospectus.

The Company

We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of midstream energy entities in the energy infrastructure sector, including MLPs,, with an emphasis on natural gas infrastructure entities.  Under normal circumstances, we invest at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, distributions and interest accrued but not yet received and net deferred tax assets. Midstream energy entities in the energy infrastructure sector own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, NGLs, crude oil, refined petroleum products, and other resources.  Other energy infrastructure entities may distribute, market, explore, develop or produce such commodities. Natural gas infrastructure entities are defined as companies engaged in such activities with over 50% of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

Our investment objective is to provide our stockholders a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation on our common stock, and all distributions received from us, regardless of the tax character of the distributions. Similar to the tax characterization of distributions made by MLPs to their unitholders, a portion of our distributions are expected to be treated as a return of capital to stockholders. We consider our investment objective a nonfundamental investment policy.  We cannot assure you that we will achieve our investment objective.

We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  We were organized as a corporation on April 23, 2010, pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland.  Our fiscal year ends on November 30.  We commenced operations on July 30, 2010 following our initial public offering.  As of February 28, 2019, we had net assets of approximately $905.9 million attributable to our common stock.  Our common stock is listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “NTG.”

As of February 28, 2019, we had outstanding $132.0 million of our privately placed Mandatory Redeemable Preferred Stock (“MRP Shares”) and $312.0 million of our privately placed senior notes (the “Notes”).

We have established an unsecured credit facility with Bank of America, N.A. which currently allows us to borrow up to $120.0 million.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 1.20%, with a tiered non-use fee on an unused balance of the credit facility.  Non-use fees accrue at a rate of 0.25% when the outstanding balance on the facility is below $60.0 million and 0.15% when the outstanding balance on the facility is at least $60.0 million, but below $84.0 million.  The outstanding balance is not subject to the non-use fee when the amount outstanding is at least $84.0 million.  As of February 28, 2019, the effective rate was 3.69%.  The credit facility remains in effect through June 12, 2019.  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.  We may draw on the facility from time to time to fund investments in accordance with our investment policies and for general corporate purposes.  As of February 28, 2019, we had outstanding $78.6 million under the credit facility.

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Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser.  The Adviser is a registered investment adviser specializing in energy investing with expertise across the energy value chain, including infrastructure and MLPs, dating back more than 15 years.  As of February 28, 2019, our Adviser managed investments of approximately $16.3 billion, including the assets of publicly traded closed-end management investment companies, open-end funds, private funds and other accounts. Our Adviser’s investment committee with respect to the Company is comprised of six individuals.  See “Management of the Company.”

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Offering

We may offer, on an immediate, continuous or delayed basis, up to $350,000,000 of our securities, including common stock pursuant to a rights offering, or certain of our stockholders who purchased shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Subject to certain conditions, we may offer our common stock at prices below our net asset value (“NAV”). We will provide information in the prospectus supplement for the expected trading market, if any, for our preferred stock or debt securities.

While the number and amount of securities we may issue pursuant to this registration statement is limited to $350,000,000 of securities, our board of directors (the “Board of Directors” or the “Board”) may, subject to compliance with the 1940 Act, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter.  Under the 1940 Act, we may only issue one class of preferred stock and one class of senior securities representing indebtedness.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes.  Any Subsidiary will share the shame portfolio management team as the Company.  We anticipate investing in certain private clean energy-related issuers indirectly through the Subsidiaries.  Any Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates.  The Subsidiaries will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and will not be subject to all of the investor protections of the 1940 Act.  Investments held through a Subsidiary will be managed by our Adviser.  There will not be a separate management fee or investment advisory agreement at the Subsidiary level.  See “Investment Objective and Principal Investment Strategies –Subsidiaries” and “Risk Factors – Operational Risks – Subsidiary Risks.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months after the receipt of such proceeds.  We may also use proceeds from the sale of our securities to retire all or a portion of any leverage we may have outstanding or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for working capital purposes.  We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

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Principal Investment Strategies

We have adopted the following nonfundamental investment policies:

•
Under normal circumstances, we invest at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities.

•
We may invest up to 50% of our Total Assets in restricted securities, primarily through direct placements. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid.  The aggregate of all our investments in private companies that do not have any publicly traded shares or units is limited to 5% of our Total Assets.

•	We will not invest more than 10% of our Total Assets in any single issuer.

•	We will not engage in short sales.

•	We may write covered call options, up to 5% of our Total Assets.

The Board of Directors may change our investment objective and other nonfundamental investment policies without stockholder approval and will provide written notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our Total Assets in equity securities of midstream energy entities in the  energy infrastructure sector, including MLPs, requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase. Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

Although inconsistent with our investment objective, under (i) adverse market or economic conditions which results in us taking a temporary defensive position or (ii) pending investment of offering or leverage proceeds, we may invest 100% of our Total Assets in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities.  The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed income securities.  We currently do not have a specific maturity policy.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Our Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. It is anticipated that all of the midstream energy entities in which we invest will have a market capitalization greater than $200 million at the time of investment.  We will not be required to reduce a position due solely to market value fluctuations.

Federal Income Tax Status of the Company

Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the Internal Revenue Code’s diversification rules limiting the assets in which regulated investment companies can invest. Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of certain MLPs to 25% of the value of their total assets. We invest a substantial portion of our assets in securities of MLPs. Although MLPs may generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us. Similarly, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest and interest payments on short-term debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of any preferred stock, debt securities and borrowings under any credit facility). However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains. The extent to which we are required to pay corporate income tax could materially reduce our cash available to make distributions to our common stockholders.  See “Certain Federal Income Tax Matters.”

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Taxation of MLPs and MLP Investors

We may invest in the equity securities of MLPs, which are treated as partnerships for federal income tax purposes. Limited partners, such as us, are required to pay tax on their allocable share of each MLP’s income, gains, losses and deductions, including accelerated depreciation and amortization deductions. Such items generally are allocated among the general partner and limited partners in accordance with their percentage interests in the MLP. Partners recognize and must report their allocable share of income regardless of whether any cash distributions are paid out. MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported, the MLP investor’s basis in MLP units will decrease. This feature will reduce current income tax liability, but potentially will increase the investor’s gain upon the sale of its MLP interest.

Stockholder Tax Features

Our stockholders hold common stock of a corporation. Shares of common stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, our stockholders will not recognize an allocable share of our income, gains, losses and deductions. Stockholders recognize income only if we pay out distributions. The tax character of the distributions can vary. If we make distributions from our current or accumulated earnings and profits, such distributions will be taxable to stockholders in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gains rates provided that certain requirements are met. If distributions exceed our current or accumulated earnings and profits, such excess distributions will constitute a tax-deferred return of capital to the extent of a stockholder’s basis in its common shares. To the extent excess distributions exceed a stockholder’s basis, they will be taxed as capital gain. Based on the historical performance of MLPs, we expect that a portion of distributions to holders of our common shares will constitute a tax-deferred return of capital, which represents a return of a stockholder’s original investment in the Company. There is no assurance that we will make regular distributions or that our expectation regarding the tax character of our distributions will be realized.

Upon the sale of common shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income adjusted tax basis in its common shares sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if common shares were held as a capital asset for more than one year. See “Certain Federal Income Tax Matters.”

Distributions

Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others:  DCF; realized and unrealized gains; leverage amounts and rates; current and deferred taxes payable; and potential volatility in returns from our investments and the overall market.  Over the long term, we expect to distribute substantially all of our DCF to holders of our common stock. If distributions paid to common stockholders exceed the current and accumulated earnings and profits allocated to the particular shares held by a stockholder, the excess of such distribution will constitute, for federal income tax purposes, a tax-deferred return of capital to the extent of the stockholder’s basis in the shares and capital gain thereafter. A return of capital, which represents a return of a stockholder’s original investment in the Company, reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares.

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Leverage

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of Total Assets for preferred stock and 33 1 / 3 % of Total Assets for debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our policy is to utilize leverage in an amount that on average represents approximately 25% of our total assets.  We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis.  Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% and 30%. The timing and terms of any leverage transactions will be determined by our Board of Directors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Adviser’s fee is based upon a percentage of our Managed Assets, defined as our Total Assets (excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock, our Adviser’s fee is higher when we are leveraged. Our Adviser does not charge an advisory fee based on net deferred tax assets. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors—Leverage Risk.”

We may use interest rate transactions for economic hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. We do not intend to hedge the interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage—Hedging Transactions” and “Risk Factors—Hedging Strategy Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for us, even though their investment objectives may be the same as, or similar to, our objective.  Certain of the funds and accounts managed by our Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser may invest in the debt securities of the same company.

Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

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Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in direct placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with energy infrastructure companies.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.  See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Risks

We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.  Investing in our securities involves risk, including the risk that you may receive little or no return on your investment.  Before investing in our securities, you should consider carefully the summary risks set forth below and more fully described in “Risk Factors.”

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of MLPs and midstream energy entities in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs and midstream energy entities to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs and midstream energy entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the MLP and midstream energy sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets. See “Risk Factors — Capital Markets Volatility Risk.”

Concentration Risk.  Under normal circumstances, we will concentrate our investments in the energy infrastructure sector, and will invest in a portfolio consisting primarily of midstream energy entities in the energy infrastructure sector, including MLPs, with an emphasis on natural gas infrastructure entities. Risks inherent in the business of these types of entities include (1) the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing, (2)  energy commodity prices, (3) demand for natural gas, crude oil, and refined petroleum products, (4) climate change regulation, (5) depletion of natural gas reserves and other commodities, (6) changes in the regulatory environment, (7) extreme weather patterns, (8) a rising interest rate environment, (9) the threat of terrorism and related military activity and (10) face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards. See “Risk Factors – Concentration Risk.”

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve.  For risks specific to the pipeline, processing, propane, marine shipping and E&P industries, see “Risk Factors – Industry Specific Risk.”

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MLP Risk.  We invest a substantial portion of our assets in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk, as described in more detail in “Risk Factors – MLP Risk.”

Equity Securities Risk.  Equity securities, including MLP common units, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the midstream energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of equity securities also can be affected by fundamentals unique to the entity, including size, earnings power, coverage ratio and characteristics and features of different classes of securities. See “Risk Factors – Equity Securities Risk.”

Smaller Company Securities Risk.  Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies. See “Risk Factors – Smaller Company Securities Risk.”

Delay in Use of Proceeds Risk.  Although we expect to fully invest the net proceeds of any offering within three months after the closing of the offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and volumes of the securities of midstream energy entities are not favorable at the time or for other reasons. See “Risk Factors – Delay in Use of Proceeds Risk.”

Below Investment Grade Securities Risk.  Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.  See “Risk Factors – Below Investment Grade Securities Risk.”

Capital Markets Risk.  Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations. See “Risk Factors – Capital Markets Risk.”

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Leverage Risk.  Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage. See “Risk Factors – Leverage Risk.”

Hedging Strategy Risk.  We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. See “Risk Factors – Hedging Strategy Risk.”

Competition Risk.  A number of alternatives exist for investing in a portfolio of energy infrastructure entities, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions or interest or distribution payments. See “Risk Factors – Competition Risk.”

Restricted Securities Risk.  We may invest up to 50% of Total Assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. See “Risk Factors – Restricted Securities Risk.”

Liquidity Risk.  Although equity securities of midstream energy entities trade on the NYSE, NYSE MKT LLC (formerly known as AMEX), and the NASDAQ National Market, certain midstream energy securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain midstream energy securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. See “Risk Factors – Liquidity Risk.”

Covered Call Risk.  We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities.  The significant differences between the securities and options markets could result in an imperfect correlation between these markets. The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell.  There can be no assurance that a liquid market will exist when we seek to close out an option position. Factors such as supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date, could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.  The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us. See “Risk Factors – Covered Call Risk.”

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Management Risk.  The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser has been managing our portfolio since we began operations in July 2010. As of February 28, 2019, the Adviser had client assets under management of approximately $16.3 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected. See “Risk Factors – Management Risk.”

Subsidiary Risks.  By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments.  The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company.  The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in the prospectus, will not be subject to all of the protections of the 1940 Act.  However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser and will share the same portfolio management team.  Our Board of Directors will have oversight responsibility for the investment activities of the Company, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary.  Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary if formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Company.  See "Risk Factors – Company Risks – Subsidiary Risks.”

Market Impact Risk.  The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock.  An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk.  The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

See “Risk Factors – Company Risks” for a more detailed discussion of these and other risks of investing in our securities.

Additional Risks to Senior Securities Holders

Interest Rate Risk.  Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Preferred stock would be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on any preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Notes or any other borrowings.

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Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

See “Risk Factors – Additional Risks to Senior Securities Holders” for a more detailed discussion of these risks.

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SUMMARY OF COMPANY EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly.  In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2018, and not as a percentage of gross assets or Managed Assets.  The table and example are based on our capital structure as of November 30, 2018.  As of that date, we had $312.0 million of Notes outstanding, $132.0 million MRP Shares outstanding and $73.1 million outstanding under our unsecured credit facility.  Total leverage represented approximately 34.3% of Total Assets as of November 30, 2018.

Stockholder Transaction Expense (as a percentage of offering price):

Sales Load	-	(1)
Offering Expenses Borne by the Company	-	(1)
Dividend Reinvestment Plan Expenses (in dollars)	$15	(2)

Annual Expenses (as a percentage of net assets attributable to common shares):

Management Fee (payable under investment advisory agreement)	1.56%	(3)
Interest Payments on Borrowed Funds (includes issuance costs)	1.64%	(4)
Distribution Payments on Preferred Stock (includes issuance costs)	0.60%	(5)
Other Expenses	0.14%	(6)
Current Income Tax Expense	0.02%	(7)
Deferred Income Tax Expense	-%	(7)
Total Annual Expenses	3.96%	(8)

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming (1) total annual expenses of 3.96% of net assets attributable to common shares; (2) a 5% annual return; and (3) all distributions are reinvested at NAV.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(9)(10)	$40	$121	$203	$417

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Company.”

(1)
If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	Stockholders will pay a transaction fee of $15 plus brokerage charges if they direct the plan agent to sell common stock held in a plan account. See “Automatic Dividend Reinvestment Plan.”

(3)
Management fee is based on Managed Assets as of November 30, 2018 and reflects an annual rate of 0.95% of our Managed Assets.  There is no investment advisory agreement with, or management fees charged to, any Subsidiary.

(4)
Reflects the weighted average cost of interest payable on the Notes and unsecured credit facility at borrowing rates as of November 30, 2018, including amortization of issuance costs, expressed as a percentage of net assets as of November 30, 2018. Such rates may differ as and when borrowings are made.

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(5)
Reflects the weighted average cost of distributions payable on Tortoise Preferred Shares as of November 30, 2018, including amortization of issuance costs, expressed as a percentage of net assets as of November 30, 2018.

(6)
“Other Expenses” are based on amounts incurred for the fiscal year ended November 30, 2018 for overhead expenses, including payments to our transfer agent, administrator, custodian, fund account and legal and accounting expenses.  “Other Expenses” also includes estimated expenses of our Subsidiaries, which are not expected to exceed 0.01% of our total expenses in any year.  The holders of our common shares indirectly bear the costs associated with such other expenses as well as all other costs not specifically assumed by our Adviser and incurred in connection with our operations.

(7)
For the fiscal year ended November 30, 2018, we accrued $54,197,357 for net deferred income tax benefit.  Current income tax expense generally relates to net realized gains recognized during the period in excess of capital loss carryforwards and net operating loss carryforwards.  Deferred income tax expense represents an estimate of our potential tax liability if we were to recognize the unrealized depreciation of our portfolio assets accumulated during our fiscal year ended November 30, 2018.  Future actual income tax expense (if any) will be incurred over many years depending on if and when investment gains are realized, the then-current tax basis of assets, the level of net loss carryforwards and other factors.

(8)
The table presents certain of our annual expenses stated as a percentage of our net assets attributable to our common shares. This results in a higher percentage than the percentage attributable to our annual expenses stated as a percentage of our Managed Assets. See “Leverage-Annual Expenses” on page 28.

(9)	Includes current and deferred income tax expenses. See footnote (7) above for more details.

(10)
The example does not include sales load or estimated offering costs.  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example reflecting such sales load and offering expenses.

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FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance.  The information in this table is derived from our financial statements audited by Ernst & Young, LLP, whose report on such financial statements is contained in our 2018 Annual Report and is incorporated by reference into the statement of additional information, both of which are available from us upon request. See “Available Information” in this prospectus.

	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014
Per Common Share Data(1)
Net Asset Value, beginning of year	$15.96	$19.22	$18.65	$29.83	$28.00
Income (Loss) from Investment Operations
Net investment loss(2)	(0.43)	(0.42)	(0.46)	(0.32)	(0.54)
Net realized and unrealized gain (loss) on investments(2)	1.36	(1.15)	2.72	(9.17)	4.06
Total income (loss) from investment operations	0.93	(1.57)	2.26	(9.49)	3.52
Distributions to Common Stockholders
Return of capital	(1.69)	(1.69)	(1.69)	(1.69)	(1.69)
Capital stock transactions
Premiums less underwriting discounts and offering costs on issuance of common stock (3)	(0.72)	-	(0.00)	(0.00)	-
Net Asset Value, end of year	$14.48	$15.96	$19.22	$18.65	$29.83
Per common share market value, end of year	$13.72	$15.90	$18.90	$16.18	$27.97
Total investment return based on market value (4)	(4.10)%	(7.67)%	27.99%	(37.08)%	9.08%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$915,033	$754,085	$904,866	$876,409	$1,401,926
Average net assets (000’s)	$887,014	$892,196	$862,527	$1,174,085	$1,404,751
Ratio of Expenses to Average Net Assets
Advisory fees	1.54%	1.61%	1.56%	1.56%	1.48%
Other operating expenses	0.15	0.14	0.16	0.12	0.10
Total operating expenses, before fee waiver	1.69	1.75	1.72	1.68	1.58
Fee waiver	(0.09)	-	(0.01)	(0.09)	(0.16)
Total operating expenses	1.60	1.75	1.71	1.59	1.42
Leverage expenses	1.98	1.89	1.95	1.42	1.09
Income tax expense (benefit) (5)	(6.09)	(4.33)	7.25	(21.92)	7.04
Total expenses	(2.51)%	(0.69)%	10.91%	(18.91)%	9.55%
Ratio of net investment loss to average net assets before fee waiver	(2.65)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%
Ratio of net investment loss to average net assets after fee waiver	(2.56)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%
Portfolio turnover rate	13.67%	20.94%	35.47%	17.54%	18.09%
Credit facility borrowings, end of year (000’s)	$73,100	$49,800	$46,800	$62,800	$68,900
Senior notes, end of year (000’s)	$312,000	$284,000	$284,000	$348,000	$348,000
Preferred stock, end of year (000’s)	$132,000	$110,000	$110,000	$90,000	$90,000
Per common share amount of senior notes outstanding, end of year	$4.94	$6.01	$6.03	$7.40	$7.40
Per common share amount of net assets, excluding senior notes, end of year	$19.42	$21.97	$25.25	$26.05	$37.23
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$3,719	$3,589	$4,068	$3,353	$4,579
Asset coverage ratio of senior notes and credit facility borrowings(6)	372%	359%	407%	335%	458%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(7)	$69	$67	$76	$69	$94
Asset coverage ratio of preferred stock(7)	277%	270%	305%	275%	377%

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	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period from July 30, 2010(8) through November 30, 2010
Per Common Share Data(1)
Net Asset Value, beginning of period	$24.50	$24.54	$24.91	$-
Public offering price	-	-	-	25.00
Income (Loss) from Investment Operations
Net investment loss(2)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain (loss) on investments(2)	5.59	2.02	1.61	1.49
Total income (loss) from investment operations	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Premiums less underwriting discounts and offering costs on issuance of common stock (3)	0.00	0.00	-	(1.18)
Net Asset Value, end of year	$28.00	$24.50	$24.54	$24.91
Per common share market value, end of year	$27.22	$24.91	$24.84	$24.14
Total investment return based on market value (4)	16.27%	7.14%	9.88%	(2.02)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets
Advisory fees	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.10	0.10	0.13	0.12
Total operating expenses, before fee waiver	1.48	1.44	1.43	1.19
Fee waiver	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.25	1.16	1.11	0.91
Leverage expenses	1.08	1.20	1.22	0.48
Income tax expense (benefit) (5)	11.09	3.86	3.11	10.44
Total expenses	13.42%	6.22%	5.44%	11.83%
Ratio of net investment loss to average net assets before fee waiver	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average net assets after fee waiver	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate	13.42%	15.14%	19.57%	1.24%
Credit facility borrowings, end of year (000’s)	$27,200	$23,900	$10,100	$30,700
Senior notes, end of year (000’s)	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of year (000’s)	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior notes outstanding, end of year	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets, excluding senior notes, end of year	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of senior notes and credit facility borrowings(6)	598%	541%	559%	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(7)	$113	$102	$104	$106
Asset coverage ratio of preferred stock(7)	454%	409%	418%	423%

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(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)
The per common share data for the years ended November 30, 2017, 2016, 2015, 2014, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital.

(3)
Represents the discounts on shares issued through rights offerings of $0.55, plus the underwriting and offering costs of $0.17 per share for the year ended November 30, 2018.  Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015.  Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2013.

(4)
Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)
For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $47,436,124 which is the impact from the federal    tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, the Company accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit.  For the year ended November 30, 2016, the Company accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense.  For the year ended November 30, 2015, the Company accrued $200,550 for  current income tax expense and $257,585,058 for net deferred income tax benefit.  For the year ended November 30, 2014, the Company accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense.  For the year ended November 30, 2013, the Company accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the   Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.

(6)
Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(7)
Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by the sum of senior notes, credit  facility borrowings and preferred stock outstanding at the end of the period.

(8)	Commencement of Operations.

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SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception. This information has been derived from our audited financial statements, which are incorporated by reference into the statement of additional information.

Year	Title of Security	Total Principal Amount/Liquidation Preference Outstanding	Asset Coverage per $1,000 of Principal Amount	Asset Coverage per Share ($25 Liquidation Preference)	Average Estimated Fair Value Per $25,000 Denomination or per Share Amount
2010	Notes
	Series A Private Senior Notes	$12,000,000	$5,684		$24,851	(1)
	Series B Private Senior Notes	$24,000,000	$5,684		$24,613	(1)
	Series C Private Senior Notes	$57,000,000	$5,684		$24,425	(1)
	Series D Private Senior Notes	$112,000,000	$5,684		$24,196	(1)
	Series E Private Senior Notes	$25,000,000	$5,684		$25,000

	Preferred Stock
	Series A	$25,000,000		$106	$25	(2)
	Series B	$65,000,000		$106	$24	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$30,700,000	$5,684
		$350,700,000

2011	Notes
	Series A Private Senior Notes	$12,000,000	$5,593		$25,214	(1)
	Series B Private Senior Notes	$24,000,000	$5,593		$25,540	(1)
	Series C Private Senior Notes	$57,000,000	$5,593		$25,763	(1)
	Series D Private Senior Notes	$112,000,000	$5,593		$25,825	(1)
	Series E Private Senior Notes	$25,000,000	$5,593		$25,000
	Series F Private Senior Notes	$15,000,000	$5,593		$25,000
	Series G Private Senior Notes	$10,000,000	$5,593		$26,375	(1)

	Preferred Stock
	Series A	$25,000,000		$104	$25	(2)
	Series B	$65,000,000		$104	$26	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$10,100,000	$5,593
		$355,100,000

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2012	Notes
	Series A Private Senior Notes	$12,000,000	$5,412		$25,195	(1)
	Series B Private Senior Notes	$24,000,000	$5,412		$25,715	(1)
	Series C Private Senior Notes	$57,000,000	$5,412		$26,426	(1)
	Series D Private Senior Notes	$112,000,000	$5,412		$26,971	(1)
	Series E Private Senior Notes	$25,000,000	$5,412		$25,000
	Series F Private Senior Notes	$15,000,000	$5,412		$25,000
	Series G Private Senior Notes	$10,000,000	$5,412		$27,046	(1)

	Preferred Stock
	Series A	$25,000,000		$102	$26	(2)
	Series B	$65,000,000		$102	$26	(2)

	Borrowings
	Unsecured Revolving Credit Facility	$23,900,000	$5,412
		$368,900,000

2013	Notes
	Series A Private Senior Notes	$	$ 12,000,000	$5,982		$25,139	(1)
	Series B Private Senior Notes		$24,000,000	$5,982		$25,841	(1)
	Series C Private Senior Notes		$57,000,000	$5,982		$26,426	(1)
	Series D Private Senior Notes		$112,000,000	$5,982		$26,490	(1)
	Series E Private Senior Notes		$25,000,000	$5,982		$25,000
	Series F Private Senior Notes		$15,000,000	$5,982		$25,000
	Series G Private Senior Notes		$10,000,000	$5,982		$26,889	(1)

	Preferred Stock
	Series A		$25,000,000		$113	$26	(2)
	Series B		$65,000,000		$113	$26	(2)

	Borrowings
	Unsecured Revolving Credit
	Facility		$27,200,000	$5,982
			$372,200,000

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2014	Notes
	Series B Private Senior Notes	$24,000,000	$4,579		$25,627	(1)
	Series C Private Senior Notes	$57,000,000	$4,579		$26,393	(1)
	Series D Private Senior Notes	$112,000,000	$4,579		$27,172	(1)
	Series E Private Senior Notes	$25,000,000	$4,579		$25,000
	Series G Private Senior Notes	$10,000,000	$4,579		$26,817	(1)
	Series H Private Senior Notes	$45,000,000	$4,579		$25,000
	Series I Private Senior Notes	$10,000,000	$4,579		$25,537	(1)
	Series J Private Senior Notes	$30,000,000	$4,579		$26,215	(1)
	Series K Private Senior Notes	$35,000,000	$4,579		$25,000

	Preferred Stock
	Series A	$25,000,000		$94	$26	(2)
	Series B	$65,000,000		$94	$26	(2)

	Borrowings
	Unsecured Revolving Credit
	Facility	$68,900,000	$4,579
		$506,900,000

2015	Notes
	Series B Private Senior Notes	$24,000,000	$3,353		$25,181	(1)
	Series C Private Senior Notes	$57,000,000	$3,353		$25,889	(1)
	Series D Private Senior Notes	$112,000,000	$3,353		$26,714	(1)
	Series E Private Senior Notes	$25,000,000	$3,353		$25,000
	Series G Private Senior Notes	$10,000,000	$3,353		$26,177	(1)
	Series H Private Senior Notes	$45,000,000	$3,353		$25,000
	Series I Private Senior Notes	$10,000,000	$3,353		$25,272	(1)
	Series J Private Senior Notes	$30,000,000	$3,353		$25,909	(1)
	Series K Private Senior Notes	$35,000,000	$3,353		$25,000

	Preferred Stock
	Series A	$25,000,000		$69	$25	(2)
	Series B	$65,000,000		$69	$26	(2)

	Borrowings
	Unsecured Revolving Credit
	Facility(3)	$62,800,000	$3,353
		$500,800,000

2016	Notes
	Series C Private Senior Notes	$57,000,000	$4,068		$25,586	(1)
	Series D Private Senior Notes	$112,000,000	$4,068		$26,440	(1)
	Series G Private Senior Notes	$10,000,000	$4,068		$25,768	(1)
	Series I Private Senior Notes	$10,000,000	$4,068		$25,235	(1)
	Series J Private Senior Notes	$30,000,000	$4,068		$25,761	(1)
	Series K Private Senior Notes	$35,000,000	$4,068		$25,000
	Series L Private Senior Notes	$20,000,000	$4,068		$25,000
	Series M Private Senior Notes	$10,000,000	$4,068		$25,065	(1)

	Preferred Stock
	Series B	$65,000,000		$76	$26	(2)
	Series C	$5,000,000		$76	$25	(2)
	Series D	$40,000,000		$76	$25	(2)

	Borrowings
	Unsecured Revolving Credit
	Facility(3)	$46,800,000	$4,068
		$440,800,000

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2017	Notes
	Series C Private Senior Notes	$57,000,000	$3,589		$25,209	(1)
	Series D Private Senior Notes	$112,000,000	$3,589		$26,085	(1)
	Series G Private Senior Notes	$10,000,000	$3,589		$25,246	(1)
	Series I Private Senior Notes	$10,000,000	$3,589		$25,101	(1)
	Series J Private Senior Notes	$30,000,000	$3,589		$25,576	(1)
	Series K Private Senior Notes	$35,000,000	$3,589		$25,000
	Series L Private Senior Notes	$20,000,000	$3,589		$25,000
	Series M Private Senior Notes	$10,000,000	$3,589		$25,029	(1)

	Preferred Stock
	Series B	$65,000,000		$67	$25	(2)
	Series C	$5,000,000		$67	$25	(2)
	Series D	$40,000,000		$67	$25	(2)

	Borrowings
	Unsecured Revolving Credit
	Facility(3)	$49,800,000	$3,589
		$443,800,000

2018	Notes
	Series D Private Senior Notes	$112,000,000	$3,719		$25,565	(1)
	Series J Private Senior Notes	$30,000,000	$3,719		$25,181	(1)
	Series K Private Senior Notes	$35,000,000	$3,719		$25,000
	Series L Private Senior Notes	$20,000,000	$3,719		$25,000
	Series M Private Senior Notes	$10,000,000	$3,719		$24,787	(1)
	Series N Private Senior Notes	$32,000,000	$3,719		$24,726	(1)
	Series O Private Senior Notes	$25,000,000	$3,719		$24,865	(1)
	Series P Private Senior Notes	$20,000,000	$3,719		$25,302	(1)
	Series Q Private Senior Notes	$15,000,000	$3,719		$25,537	(1)
	Series R Private Senior Notes	$13,000,000	$3,719		$25,625	(1)

	Preferred Stock
	Series C	$5,000,000		$69	$25	(2)
	Series D	$40,000,000		$69	$25	(2)
	Series E	$40,000,000		$69	$25	(2)
	Series F	$25,000,000		$69	$25	(2)
	Series G	$22,000,000		$69	$25	(2)

	Borrowings
	Unsecured Revolving Credit
	Facility(3)	$73,100,000	$3,719
		$517,100,000

(1)
The estimated fair value of each series of fixed-rate Notes was calculated by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate.  The estimated fair value of the Series E, Series H, Series K and Series L Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market.

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(2)
The estimated fair value of each series of MRP Shares was calculated by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate.

(3)
On June 15, 2015, we entered into an amended and restated credit agreement establishing a $117,000,000 unsecured credit facility maturing on June 13, 2017.  On June 12, 2017, we entered into an amendment to the amended and restated credit agreement establishing a $97,000,000 unsecured credit facility maturing on June 12, 2019.  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.

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MARKET AND NET ASSET VALUE INFORMATION

Our common stock is listed on the NYSE under the symbol “NTG.” Shares of our common stock commenced trading on the NYSE on July 27, 2010.

Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our shares of common stock to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading.  See “Determination of Net Asset Value” for information as to the determination of our NAV.

	Market Price(1)			Premium/(Discount) to NAV(3)
Month Ended	High	Low	NAV(2)	High	Low
January 31, 2017	20.39	19.04	20.11	1.4%	-5.3%
February 28, 2017	21.77	20.26	20.82	4.6%	-2.7%
March 31, 2017	20.78	19.34	20.84	-0.3%	-7.2%
April 30, 2017	20.73	19.80	20.57	0.8%	-3.7%
May 31, 2017	20.46	18.99	20.32	0.7%	-6.5%
June 30, 2017	19.46	17.85	18.81	3.5%	-5.1%
July 31, 2017	19.60	18.80	18.60	5.4%	1.1%
August 31, 2017	19.46	17.25	18.86	3.2%	-8.5%
September 30, 2017	18.29	17.92	17.44	4.9%	2.8%
October 31, 2017	18.41	16.22	17.59	4.7%	-7.8%
November 30, 2017	17.53	15.12	16.65	5.3%	-9.2%
December 31, 2017	17.56	15.47	15.96	10.0%	-3.1%
January 31, 2018	21.07	18.40	17.80	18.4%	3.4%
February 28, 2018	20.38	17.54	19.16	6.4%	-8.5%
March 31, 2018	17.68	15.70	16.40	7.8%	-4.3%
April 30, 2018	17.97	15.85	14.91	20.5%	6.3%
May 31, 2018	19.41	17.74	16.29	19.2%	8.9%
June 30, 2018	18.70	16.89	16.93	10.5%	-0.2%
July 31, 2018	16.65	15.38	16.48	1.0%	-6.7%
August 31, 2018	16.74	15.82	16.55	1.1%	-4.4%
September 30, 2018	16.56	15.75	17.05	-2.9%	-7.6%
October 31, 2018	16.31	14.19	16.62	-1.9%	-14.6%
November 30, 2018	14.93	13.19	15.05	-0.8%	-12.4%
December 31, 2018	14.10	11.09	14.48	-2.6%	-23.4%
January 31, 2019	14.37	12.60	12.93	11.1%	-2.6%
February 28, 2019	14.83	13.66	14.95	-0.8%	-8.6%

Source: Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price for the respective month.

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(2)	Based on the NAV calculated at the beginning of the respective month, which is calculated on the close of business on the last business day of the prior month.

(3)	Calculated based on the market value and net asset value information presented in the table. Percentages are rounded.

The last reported NAV per share, market price and percentage discount to NAV per share of our common stock on February 28, 2019 were $14.33, $13.66 and 4.7%, respectively.  As of February 28, 2019, we had 63,208,377 shares of our common stock outstanding and net assets of approximately $905.9 million.

THE COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act.  We were organized as a Maryland corporation on April 23, 2010 pursuant to articles of incorporation.  Our fiscal year ends on November 30.  As of February 28, 2019, we had net assets of approximately $905.9 million attributable to our common stock.  Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “NTG.”

The following table provides information about our outstanding securities as of February 28, 2019:

Title of Class	Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding

Common Stock	100,000,000	0	63,208,377
Notes:
Series D(1)	$112,000,000	0	$112,000,000
Series J(2)	$30,000,000	0	$30,000,000
Series K(3)	$35,000,000	0	$35,000,000
Series L(4)	$20,000,000	0	$20,000,000
Series M(5)	$10,000,000	0	$10,000,000
Series N(6)	$32,000,000	0	$32,000,000
Series O(7)	$25,000,000	0	$25,000,000
Series P(8)	$20,000,000	0	$20,000,000
Series Q(9)	$15,000,000	0	$15,000,000
Series R(10)	$13,000,000	0	$13,000,000

Preferred Stock:
Series C(11)	$5,000,000	0	$5,000,000
Series D(12)	$40,000,000	0	$40,000,000
Series E(13)	$40,000,000	0	$40,000,000
Series F(14)	$25,000,000	0	$25,000,000
Series G(15)	$22,000,000	0	$22,000,000

(1)	The Series D Notes mature on December 15, 2020 and bear a fixed interest rate of 4.29%.
(2)	The Series J Notes mature on April 17, 2021 and bear a fixed interest rate of 3.72%.
(3)	The Series K Notes mature on September 9, 2019 and bear a floating interest rate of 3-month LIBOR plus 1.30%.
(4)	The Series L Notes mature on April 17, 2021 and bear a floating interest rate of 3-month LIBOR plus 1.45%.
(5)	The Series M Notes mature on April 17, 2021 and bear a fixed interest rate of 3.06%.
(6)	The Series N Notes mature on December 13, 2024 and bear a fixed interest rate of 3.18%.
(7)	The Series O Notes mature on December 13, 2027 and bear a fixed interest rate of 3.47%.
(8)	The Series P Notes mature on October 16, 2023 and bear a fixed interest rate of 3.79%.
(9)	The Series Q Notes mature on October 16, 2025 and bear a fixed interest rate of 3.97%.

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(10)	The Series R Notes mature on October 16, 2026 and bear a fixed interest rate of 4.02%.
(11)	The Series C MRP Shares have a mandatory redemption date of December 8, 2020 and bear a fixed interest rate of 3.73%.
(12)	The Series D MRP Shares have a mandatory redemption date of December 8, 2022 and bear a fixed interest rate of 4.19%.
(13)	The Series E MRP Shares have a mandatory redemption date of December 13, 2024 and bear a fixed interest rate of 3.78%.
(14)	The Series F MRP Shares have a mandatory redemption date of December 13, 2027 and bear a fixed interest rate of 4.07%.
(15)	The Series G MRP Shares have a mandatory redemption date of October 16, 2023 and bear a fixed interest rate of 4.39%.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in accordance with our investment objectives and policies within approximately three months of receipt of such proceeds.  We may also use proceeds from the sale of our securities to retire all or a portion of any leverage we may have outstanding or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for working capital purposes.  Our investments may be delayed if suitable investments are unavailable at the time or for other reasons such as difficulty in securing firm commitments for direct investments and the trading market and volumes of the securities of MLPs and their affiliates. Pending such investment, we expect that the net proceeds will be invested in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. See “Risk Factors—Delay in Use of Proceeds Risk.” A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make distributions.  We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

Our investment objective is to provide our stockholders a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation on our common stock, and all distributions received from us, regardless of the tax character of the distributions. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of midstream energy entities in the energy infrastructure sector, including MLPs, with an emphasis on natural gas infrastructure entities. Similar to the tax characterization of cash distributions made by MLPs to the MLPs’ unitholders, a portion of our distributions to stockholders are expected to be treated as return of capital.

Energy Infrastructure Sector

We invest primarily in the energy infrastructure sector, with a focus on midstream energy infrastructure entities. The energy infrastructure sector can be broadly categorized as follows:

•	Upstream: the production of energy resources, including crude oil, natural gas and coal from proved reserves by companies with mature, developed and long-lived assets.

•
Midstream: the transportation, gathering, processing and storing of natural gas, NGLs, crude oil, refined petroleum products and other resources in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas storage facilities and others.

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•
Downstream: the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to end-user customers, and the generation, transmission and distribution of power and electricity. Included in downstream is renewable energy generation such as wind and solar.

We focus primarily on midstream entities in the energy infrastructure sector, including MLPs, that engage in the business of transporting, gathering and processing and storing natural gas and NGL infrastructure assets.

We pursue our objective by investing principally in a portfolio of equity securities issued by midstream energy entities, including MLPs. We may invest in restricted securities, primarily through direct investments in securities of listed companies. Restricted securities are expected to provide us a higher total return than securities traded in the open market, although restricted securities are subject to risks not associated with listed securities. A more detailed description of investment policies and restrictions, including those deemed to be fundamental and thus subject to change only with the approval of the holders of a majority of our outstanding voting securities, and more detailed information about portfolio investments are contained later in this prospectus and in the statement of additional information.

Energy Infrastructure Sector.  Energy infrastructure entities own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, NGLs, crude oil, refined petroleum products and other resources or distribute, market, explore, develop or produce such commodities. Most pipelines are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipelines are able to set rates to cover operating costs, depreciation and taxes, and provide a return on investment. Intrastate pipelines are generally subject to state regulation to ensure rates charged are just and reasonable. Interstate pipeline rates are monitored by the Federal Energy Regulatory Commission (“FERC”) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment. In the absence of regulated rates, competitive pricing could reduce revenues and adversely affect profitability.  Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem all of their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note.  In the event any MLP in which we invest undertakes a redemption of their common units, the financial condition and results of operation of such MLP could be adversely impacted.

Midstream Energy Securities.  Under normal circumstances, we invest at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities.

Midstream energy securities in which we invest can generally be classified in the following categories:

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Pipeline Entities. Pipeline entities are common carrier transporters of natural gas, NGLs (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline entities may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline entities have limited direct commodity price exposure because they do not own the product being shipped.

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Gathering and Processing Entities. Gathering and processing entities are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of NGLs. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

•
Propane Entities. Propane entities are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

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Marine Shipping Entities. Marine shipping entities are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping entities derive revenue from charging customers for the transportation of these products utilizing the entities’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

Master Limited Partnerships. MLPs are generally taxed as partnerships for federal income tax purposes, thereby eliminating income tax at the entity level. The typical MLP has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and that only convert to common units if certain financial tests are met.

As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of most MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Investment Process and Risk Management

Our Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. Our Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts. To determine whether a company meets its criteria, our Adviser generally will look for a strong record of cash flow growth, a solid ratio of debt to equity and coverage ratio with respect to distributions/dividends to unitholders/shareholders, and a proven track record, incentive structure and management team. It is anticipated that all of the midstream energy entities in which we invest will have a market capitalization greater than $200 million at the time of investment.  We will not be required to reduce a position due solely to market value fluctuations.

Our Adviser’s investment decisions are driven by proprietary financial, risk, and valuation models developed and maintained by our Adviser. Financial models are based on business drivers and include historical and five year operational and financial projections. The models quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. The risk models assess an entity’s asset quality, management, stability of cash flows, and environmental, social and governance (ESG) factors. The combination of these assessments results in a tier rating which guides portfolio weightings. Valuation models are multiple stage dividend growth models based on a discounted cash flow framework. Our Adviser also uses traditional valuation metrics such as cash flow multiples and current yield in its investment process. We believe the combination of our Adviser’s three proprietary models assists in its evaluation of risk.

In conducting due diligence, our Adviser primarily relies on first-hand sources of information, such as company filings, meetings with management, site visits, government information, etc. The due diligence process followed by our Adviser is comprehensive and includes:

•	review of historical and prospective financial information;

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•	quarterly updates and conference calls;

•	analysis of financial models and projections;

•	meetings with management and key employees;

•	on-site visits; and

•	screening of relevant partnership and other key documents.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of midstream energy infrastructure entities , including MLPs, that our Adviser believes offer attractive distribution/dividend rates and capital appreciation potential.

We have adopted the following nonfundamental investment policies:

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Under normal circumstances, we invest at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities.

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We may invest up to 50% of our Total Assets in restricted securities, primarily through direct placements. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid.  The aggregate of all our investments in private companies that do not have any publicly traded shares or units is limited to 5% of our Total Assets.

•	We will not invest more than 10% of our Total Assets in any single issuer.

•	We will not engage in short sales.

•	We may write covered call options, up to 5% of our Total Assets.

Pending investment of the proceeds of any offering or leverage proceeds, we expect to invest substantially all of the net proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid securities.

The Board of Directors may change our investment objective and other nonfundamental investment policies without stockholder approval and will provide written notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our Total Assets, in equity securities of midstream energy entities in the energy infrastructure sector requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.

We intend to seek direct investment opportunities (direct placements or follow-on offerings). Midstream energy entities typically issue new equity in such transactions at some discount to prevailing market price. If we are successful in our efforts to purchase direct investments at a discount, we may benefit from an immediate accretion of the discount and as a result may enhance our NAV. However, we cannot assure you that we will be successful in this strategy.

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Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Midstream Energy Infrastructure Securities.  Consistent with our investment objective, we may invest up to 100% of our Total Assets in equity securities issued by midstream energy entities, including common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. In addition, prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Equity Securities of MLPs.  We may invest up to 100% of our Total Assets in equity securities issued by MLPs, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs.

The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units (for MLPs Taxed as Partnerships)(1)	Convertible Subordinated Units (for MLPs Taxed as Partnerships)

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units
Dividend Priority	First right to MQD specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units
Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD
Trading	Listed on NYSE, NYSE MKT LLC and NASDAQ National Market	Not publicly traded

Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-deferred return of capital to extent of holder’s basis; remainder as capital gain	Same as common units
Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter
Conversion Rights	None	Typically one-to-one ratio into common units

(1)
Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC, and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

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MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Limited Liability Company Units.  Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

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Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates. MLP affiliates are general partners of MLPs.

General Partner Interests.  General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Restricted Securities.  We may invest up to 50% of our Total Assets in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests. We intend to seek direct investment opportunities (direct placements or follow-on offerings) that could take place soon after the closing of an offering. MLPs typically issue new equity in such transactions at some discount to prevailing market price. If we are successful in our efforts to purchase direct investments at a discount, we may be able to both mitigate the costs of an offering to our common stockholders and increase our net asset value per common share. However, we cannot assure you that we will be successful in this strategy.

Temporary Investments and Defensive Investments.  Pending investment of the proceeds of any offering (which we expect may take up to approximately three months following the closing of any offering), we may invest offering proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial or other liquid securities—all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions and following the investment of the proceeds of any offering not more than 5% of our Total Assets will be invested in these instruments.  We currently do not have a specific maturity policy with respect to these instruments.

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Under adverse market or economic conditions, we may invest 100% of our Total Assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Covered Call Options Strategy

We may also seek to provide current income from gains earned through a covered call option strategy.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned Subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes.  We may invest either directly or indirectly through the Subsidiaries.  We will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to 5% of our total assets in Subsidiaries.  We anticipate investing in certain private clean energy-related issuers indirectly through the Subsidiaries.

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The Subsidiaries will not be registered under the 1940 Act, and will not be subject to all of the investor protections of the 1940 Act.  In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Company.  Our Board of Directors has oversight responsibility for the investment activities of the Company, including the Company’s investments in any Subsidiary, and our role as the sole shareholder of any Subsidiary.

The assets of any Subsidiaries and the assets of the Company, taken as a whole, will be subject to the same investment restrictions and limitations, and the Subsidiary will be subject to the same compliance policies and procedures as the Company.  As a result, investments held through a Subsidiary will be taken into account in determining compliance with the investment policies and restrictions that apply to the management of the Company, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any Subsidiary’s portfolio investments.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2017 and November 30, 2018, our actual portfolio turnover rate was 20.94% and 13.67%, respectively.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses. High portfolio turnover may result in our recognition of gains (losses) that will increase (decrease) our tax liability and thereby impact the amount of our after-tax distributions. In addition, high portfolio turnover may increase our current and accumulated earnings and profits, resulting in a greater portion of our distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

Brokerage Allocation and Other Practices

Subject to policies established by our Adviser and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings.

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Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients in which we have no interest, some of which may have investment strategies similar to ours. The portfolio managers of our Adviser must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. In addition, conflicts of interest may arise from the fact that a related person of our Adviser has an interest in a client organized as a limited liability company, similar to a general partner interest in a partnership, for which the Adviser also serves as manager.  Our Adviser or its affiliates may have financial incentives to favor certain of such accounts over us. For example, our Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund. Certain of the Adviser’s client accounts may invest in the equity securities of a particular company, while other client accounts may invest in the debt securities of the same company.  Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for us which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to our objectives. Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with the client’s various investment objectives and our Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, the ability to participate in volume transactions may produce better execution for us. When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

Our Adviser also serves as investment adviser for four other publicly traded closed-end funds, all of which invest in the energy sector. See “Management of the Company—Investment Adviser.”

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser may vary.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  Our Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  Our Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts.  Our Adviser has adopted various policies to mitigate these conflicts, including policies that require our Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts.  Our Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position, or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

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The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions.  In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each.  All accounts generally are required to participate on the same terms.  Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment.  A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent that such restrictions limit the number of clients that can participate in an investment opportunity, our Adviser has adopted policies its believes are designed to ensure fair allocation of such opportunities over time, taking into account available several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that our Adviser sources and structures private investments in midstream energy entities, certain employees of our Adviser may become aware of actions planned by such entities, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in or selling securities of a midstream energy entity about which our Adviser has material, non-public information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser is not shared with those employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. Our investment opportunities may also be limited by affiliations of our Adviser or its affiliates with energy infrastructure companies.

Our Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of our Adviser that are the same as, different from, or made at a different time than positions taken for us. Furthermore, our Adviser may at some time in the future manage other investment funds with the same investment objective as ours.

The fair value of certain securities will be determined pursuant to methodologies established by our Board.  Fair value pricing involves judgments that are inherently subjective and inexact.  Our Adviser is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Adviser are based on the value of our average monthly Managed Assets.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

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LEVERAGE

Use of Leverage

We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue additional preferred stock, to provide us with additional funds to invest.  The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain any existing leverage. We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of Total Assets for preferred stock and 33 1/3 % of Total Assets for debt securities) or we may elect to reduce the use of leverage or use no leverage at all. Our policy is to utilize leverage in an amount that on average represents approximately 25% of our Total Assets.  We consider market conditions at the time leverage is incurred and monitor for asset coverage ratios relative to 1940 Act requirements and our financial covenants on an ongoing basis.  Leverage as a percent of Total Assets will vary depending on market conditions, but will normally range between 20% and 30%.  We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings. Actual returns vary depending on many factors. The Board of Directors also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

We have established an unsecured credit facility with Bank of America, N.A. which currently allows us to borrow up to $120.0 million.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 1.20%, with a tiered non-use fee on an unused balance of the credit facility.  Non-use fees accrue at a rate of 0.25% when the outstanding balance on the facility is below $60.0 million and 0.15% when the outstanding balance on the facility is at least $60.0 million, but below $84.0 million.  The outstanding balance is not subject to the non-use fee when the amount outstanding is at least $84.0 million.  As of February 28, 2019, the effective rate was 3.69%.  The credit facility remains in effect through June 12, 2019.  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.  We may draw on the facility from time to time to fund investments in accordance with our investment policies and for general corporate purposes.  As of February 28, 2019, we had outstanding $78.6 million under the credit facility.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage capital would have complete priority upon distribution of assets over common stock. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objectives and strategies described in this prospectus. As long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long term benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will utilize leverage capital or, if leverage capital is utilized, that those instruments will be successful in enhancing the level of our total return. The NAV of our common stock will be reduced by the fees and issuance costs of any leverage capital.

There is no assurance that outstanding amounts we borrow may be pre-payable by us prior to final maturity without significant penalty, but we do not expect any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stocks or cause fluctuations in the distributions paid on our common shares. The fee paid to our Adviser will be calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Adviser will be higher than if we did not use leverage. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors will monitor our use of leverage and this potential conflict.

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Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our Total Assets less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3 % of the value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any distribution on any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be, except that dividends may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of such distribution. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.  So long as Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Notes.

Annual Expenses as a Percentage of Managed Assets

The table presented below presents our annual expenses stated as a percentage of our Managed Assets at November 30, 2018, which includes assets attributable to leverage.

Management Fee	0.95%
Other Expenses (excluding current and deferred income tax expenses)	0.09%
Subtotal	1.04%
Interest Payments on Borrowed Funds (includes issuance costs)	1.00%
Distribution Payments on Preferred Stock (includes issuance costs)	0.37%
Total Leverage Costs	1.37%
Total Annual Expenses (as a percentage of Managed Assets) (excluding current and deferred income tax expenses)	2.41%

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Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Adviser and to continually monitor the creditworthiness of any counterparties.

We may, but are not obligated to, enter into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage. See “Risk Factors—Hedging Strategy Risk.”

Effects of Leverage

As of November 30, 2018, we were obligated to pay the following rates on our outstanding Notes, MRP Shares and unsecured revolving credit facility.

Title of Security	Aggregate Principal Amount/Liquidation Preference	Remaining Term of Rate Period	Interest/Dividend Rate per Annum
Notes:
Series D	$112,000,000	2.0 years through 12/15/20	4.29%
Series J	$30,000,000	2.4 years through 4/17/21	3.72%
Series K	$35,000,000	3 months	3.63%
Series L	$20,000,000	3 months	3.90%
Series M	$10,000,000	2.4 years through 4/17/21	3.06%
Series N	$32,000,000	6.0 years through 12/13/24	3.18%
Series O	$25,000,000	9.0 years through 12/13/27	3.47%
Series P	$20,000,000	4.9 years through 10/16/23	3.79%
Series Q	$15,000,000	6.9 years through 10/16/25	3.97%
Series R	$13,000,000	7.9 years through 10/16/26	4.02%

Preferred Stock:
Series C MRP Shares	$5,000,000	2.0 years through 12/8/20	3.73%
Series D MRP Shares	$40,000,000	4.0 years through 12/8/22	4.19%
Series E MRP Shares	$40,000,000	6.0 years through 12/13/24	3.78%
Series F MRP Shares	$25,000,000	9.0 years through 12/13/27	4.07%
Series G MRP Shares	$22,000,000	4.9 years through 10/16/23	4.39%

Unsecured Revolving Credit Facility	$73,100,000		3.55%
	$517,100,000

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Assuming that the interest rates payable on the Notes, Preferred Stock and unsecured revolving credit facility remain as described above (an average annual cost of 3.96% based on the amount of leverage outstanding at November 30, 2018), the annual return that our portfolio must experience net of expenses, but excluding deferred and current taxes, in order to cover leverage costs would be 2.39%.

The following table is designed to illustrate the effect of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of (10)% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

	Assumed Portfolio Return (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return	(19.73)%	(11.05)%	(2.36)%	6.33%	15.02%

Because we use leverage, the amount of the fees paid to our Adviser for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, our Adviser has a financial incentive to use leverage, which creates a conflict of interest between our Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors—Leverage Risk.”

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RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Company Risks

General.  We are a non-diversified, closed-end management investment company and have a limited operating history and a limited history of public trading of our common shares. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make interest payments on debt securities.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of MLPs and midstream energy entities in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs and other midstream entities that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the MLP and midstream energy sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk.  Under normal circumstances, we will concentrate our investments in the energy infrastructure sector, and will invest in a portfolio consisting primarily of  entities in the midstream energy infrastructure sector, with an emphasis on natural gas infrastructure entities. Risks inherent in the business of these types of entities include the following:

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The profitability of midstream energy entities, particularly processing and pipeline entities, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities and, therefore, the ability of such entities to make distributions to shareholders or partners.

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Processing entities and propane entities may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other midstream entities due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most pipeline entities have limited direct commodity price exposure because they do not own the underlying energy commodity.

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A sustained decline in demand for natural gas, crude oil, and refined petroleum products could adversely affect midstream energy entity revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources such as bio-fuels, solar and wind.

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•
Climate change regulation could result in increased operations and capital costs for certain companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we may invest.

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A portion of any one midstream energy entity’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an entity’s ability to make distributions. Midstream energy entities often depend upon exploration and development activities by third parties.

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Midstream energy entities employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some midstream energy entities may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the midstream energy industry could reduce the growth rate of cash flows that we receive from entities that grow through acquisitions.

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The profitability of midstream energy entities could be adversely affected by changes in the regulatory environment. Companies in the energy infrastructure sector are subject to significant federal, state provincial and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of companies in the energy sector.

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Natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

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A rising interest rate environment could adversely impact the performance of midstream energy entities. Rising interest rates could limit the capital appreciation of equity securities of such entities as a result of the increased availability of alternative investments at competitive yields. Rising interest rates also may increase a midstream energy entity’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit such entity’s distribution growth rates.

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•
Since the September 11, 2001 terrorist attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of midstream energy entities.

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Midstream energy entities face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards. Environmental hazards include pipeline ruptures, gas leaks, oil spills, or discharges of toxic gases. If any of these operating risks occur, it could cause substantial losses to the given energy company. Substantial losses may be caused by injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with industry practice, companies in the energy infrastructure sector generally maintain insurance against some, but not all, of the risks described above, and this insurance may not be adequate to cover losses or liabilities.

Industry Specific Risk.  Energy infrastructure companies also are subject to risks specific to the industry they serve.

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Pipeline entities are subject to demand for natural gas, crude oil or refined products in the markets served by the pipeline, sharp decreases in natural gas or crude oil prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline entity equity prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline entities are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline entity could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline entities and its ability to make cash distributions to its equity owners. The costs of natural gas pipeline entities to perform services may exceed the negotiated rates under “negotiated rate” contracts, which would decrease their cash flow available for distribution to their equityholders. Under FERC policy, a regulated service provider and a customer may mutually agree to sign a contract for service at a “negotiated rate” which may be above or below the FERC regulated “recourse rate” for that service, and that contract must be filed and accepted by FERC. These “negotiated rate” contracts are not generally subject to adjustment for increased costs which could be produced by inflation, increases in cost of capital and taxes or other factors relating to the specific facilities being used to perform the services. Any shortfall of revenue, representing the difference between “recourse rates” (if higher) and negotiated rates, under current FERC policy is generally not recoverable from other shippers. In addition, substantially all natural gas pipeline revenues are generated under contracts which expire periodically and must be renegotiated and extended or replaced. If the new terms are not as favorable as the existing contracts, natural gas pipeline entities could suffer a material reduction in their revenues, earnings and cash flows.  Certain midstream energy entities regulated by the FERC have the right, but are not obligated, to redeem all of their common equity held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note.  In the event any midstream energy entity in which we invest undertakes a redemption of their common equity, the financial condition and results of operation of such entity could be adversely impacted.

•
Processing entities are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

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•
Propane entities are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane entity equity prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

•
Marine shipping entities are subject to the demand for, and the level of consumption of, natural gas, refined petroleum products or crude oil in the markets served by the marine shipping entities, which in turn could affect the demand for tank vessel capacity and charter rates. These entities’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.

MLP Risk.  We invest a substantial portion of our assets in equity securities of MLPs and their affiliates. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk, as described in more detail below.

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Cash Flow Risk. We expect to derive substantially all of our cash flow from investments in equity securities of MLPs and their affiliates. The amount of cash that we will have available to pay or distribute to holders of our securities depends on the ability of the MLPs whose securities we hold to make distributions to their partners and the tax character of those distributions. We will not control the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

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Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control. The benefit that we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its taxable income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

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Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will be required to include in our taxable income a pro rata share of income, gains, losses and deductions from each MLP without regard to cash distributions from the MLP. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our share of that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

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Equity Securities Risk.  Equity securities, including MLP common units, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the midstream energy sector or MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratio and characteristics and features of different classes of securities.

Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion and the size of the block purchased.

Smaller Company Securities Risk.  Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Delay in Use of Proceeds Risk.  Although we expect to fully invest the net proceeds of any offering within three months after the closing of the offering, such investments may be delayed if suitable investments are unavailable at the time, if we are unable to secure firm commitments for direct investments, if market conditions and volumes of the securities of midstream energy entities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The three month timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of the common shares. See “Use of Proceeds.”

Capital Markets Risk.  Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, midstream energy entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of the companies in which we invest as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in the energy infrastructure sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

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The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the current economic difficulties in the U.S. and other countries.

In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.”  We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Leverage Risk.  Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. See “Leverage—Use of Leverage.”

Hedging Strategy Risk.  We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

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Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

We may be subject to credit risk with respect to the counterparties to any such agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Competition Risk.  A number of alternatives exist for investing in a portfolio of energy infrastructure entities, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions or interest or distribution payments.

Restricted Securities Risk.  We may invest up to 50% of Total Assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Liquidity Risk.  Although equity securities of midstream energy entities trade on the NYSE, NYSE MKT LLC (formerly known as AMEX), and the NASDAQ National Market, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such entities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. Depending on prevailing market conditions, there can be no assurance that we will be able to sell such investments on favorable terms, if at all.  This also may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Covered Call Risks. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities, including:

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

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The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require it to terminate, offset or otherwise cover our option position as well).

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There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

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The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.

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The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Clean Energy Investments Risk.  Clean energy-related investments are subject to many of the same operating risks that apply to traditional energy companies, as described above.  Such companies can also be negatively affected by lower energy output resulting from variable inputs, mechanical breakdowns, faulty technology, competitive electricity markets or changing laws that mandate the use of renewable energy sources by electric utilities.  In addition, companies that engage in energy efficiency projects may be unable to protect their intellectual property or face declines in the demand for their services due to changing governmental policies or budgets, among other things.

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Construction delays may adversely affect companies that generate power from clean sources.  The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets.  Capital equipment for renewable energy projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis.  In addition, on-site roads, substations, interconnection facilities and other infrastructure all need to be either built or purchased and installed by the operating companies of these projects.  Construction phases may not be completed or may be substantially delayed, as a result of inclement weather, labor disruptions, technical complications or other reasons, and material cost over-runs may be incurred, which may result in such projects being unable to earn positive income, which could negatively impact the value of our clean energy-related private equity investments.

The market for electricity generation projects is influenced by U.S. federal, state and local government regulations and policies concerning the electric utility industry, as well as policies promulgated by electric utilities. Customer purchases of, or further investment in the research and development of, clean energy technologies could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for clean energy project development and investments. For example, without certain major incentive programs and or the regulatory mandated exception for clean energy systems, utility customers are often charged interconnection or standby fees for putting distributed power generation on the electric utility network. These fees could increase the cost to customers of using clean energy and it less desirable.

The reduction or elimination of government economic incentives could impede growth of the clean energy market.  Because a significant portion of the revenues to the clean energy-related private equity investments we expect to make are expected to involve the market for the U.S. electricity grid, the reduction or elimination of government and economic incentives may adversely affect the growth of this market or result in increased price competition.

Valuation Risk.  Market prices generally will not be available for MLP convertible subordinated units, and the value of such investments ordinarily will be determined based on fair valuations determined by our Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common equity acquired through direct placements will be valued based on fair value determinations if they are restricted; however, our Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. In addition, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or we may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Nondiversification Risk.  We are a non-diversified, closed-end management investment company under the 1940 Act and do not intend to be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there will be no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold, and we may invest more assets in fewer issuers as compared to a diversified fund.

Tax Risk.  Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Currently capital loss carryforwards have a five year carryover period, whereas net operating loss carryforwards have an indefinite carryover period.  In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized. Because deferred taxes are not taken into account in calculating Managed Assets, our Adviser may have an incentive to defer taxes rather than incur taxes in the current period.

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Interest Rate Risk.  Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Below Investment Grade Securities Risk.  Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk.  We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Effects of Terrorism.  The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

Anti-Takeover Provisions.  Maryland law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Charter and Bylaws.”

Management Risk.  Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing investments in portfolios of MLP investments since that time.  As of February 28, 2019, our Adviser had client assets under management of approximately $16.3 billion including management of publicly-traded closed-end management investment companies, open-end funds and other accounts.  To the extent that our Adviser’s assets under management continue to grow, our Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Consolidation of Stock Ownership Risk.  Following any offering a single investor may own 10% or more of our outstanding common shares, or an investor may purchase such an interest following this offering as a result of a direct issuance of our common shares or through the purchase of our common shares in the open market. As a result of such ownership, such an investor may attempt to influence decisions regarding the composition of the Board of Directors or other decisions made by our stockholders. In addition, it may be difficult for other stockholders to gain or control sufficient voting power to affect the outcome of votes at stockholder meetings. This could have an adverse impact on us and the value of our common shares.

Market Discount Risk.  Shares of closed-end investment companies frequently trade at a discount from NAV but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investing in midstream energy securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and it is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for our common stock.

Dilution Risk.  The voting power, percentage ownership and distribution percentage of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

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Subsidiary Risks.  By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments.  The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Company and will be subject to the same risks that apply to similar investments if held directly by the Company.  The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in the prospectus, will not be subject to all of the protections of the 1940 Act.  However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser and will share the same portfolio management team.  Our Board of Directors will have oversight responsibility for the investment activities of the Company, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary.  Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary if formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Company.

Additional Risks to Senior Securities Holders

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk.  Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Preferred stock would be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on any preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

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MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”).

Investment Adviser

Pursuant to an advisory agreement, our Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board of Directors.  Our Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board of Directors on our investments and performance.

Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Our Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs.  Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.  As of February 28, 2019, our Adviser had approximately $16.3 billion of assets under management.  Our Adviser’s investment committee with respect to the Company is comprised of six individuals.

Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”), which are non-diversified, closed-end investment management companies that invest in MLPs. TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and midstream entities in the energy infrastructure sector.  TPZ, which commenced operations on July 31, 2009, invests in a portfolio consisting primarily of fixed income and equity securities issued by power and energy infrastructure companies. TTP, which commenced operations on October 31, 2011, invests primarily in pipeline companies that engage in the business of transporting natural gas, natural gas liquids, crude oil and refined products and to a lesser extent, on other energy infrastructure companies. NDP, which commenced operations on July 31, 2012, invests primarily in equity securities of companies that provide access to North American oil and gas production growth.  In addition, our Adviser serves as the investment adviser to open-end funds, private funds and separately managed accounts that invest in MLPs and other energy companies. To the extent certain midstream energy entity securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by our Adviser, we may compete with such companies or accounts for the same investment opportunities.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”).  Tortoise Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex, including all of our Managing Directors, also own interests in Tortoise Investments.

As of February 28, 2019, our Adviser had 98 employees.

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Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, Brett Jergens and Nicholas S. Holmes.  The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.  While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.  Biographical information about each portfolio manager named above is set forth below.

Brian A. Kessens.  Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012.  Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.  Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015.  He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011.  Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.  Mr. Sallee joined the Adviser in 2005.  He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015.   He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009.  Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration.  He earned his CFA designation in 2009.

Robert J. Thummel, Jr.  Mr. Thummel joined the Adviser in 2004.  He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015.  He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012.  Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into the Company in June 2014.  Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Stephen Pang. Mr. Pang joined the Adviser in 2015.  He has been a portfolio manager of the Adviser since January 2018 and a managing Director of the Adviser since January 2019.  He was an investment analyst of the Adviser from January 2015 to January 2018.  Previously, he was a director in Credit Suisse’s Equity Capital Markets Group. Prior to joining Credit Suisse in 2012, he spent eight years in Citigroup’s Investment Banking Division where he focused on equity underwriting and corporate finance in the energy sector. Mr. Pang earned a Bachelor of Science in Business Administration from the University of Richmond.  He earned his CFA designation in 2016.

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Brett Jergens. Mr. Jergens joined the Adviser in 2007.  He has been a portfolio manager of the Adviser since January 2018.  He was an investment analyst of the Adviser from December 2010 to January 2018, and a research analyst from June 2007 to December 2010.  Previously, he was a vice president at Enterprise Bank & Trust from 2006 to 2007, a financial planner and head of investments at Searcy Financial Services from 2004 to 2006 and a tax accountant at KPMG LLP from 2002 to 2004. Mr. Jergens earned Bachelor of Science degrees in finance and accounting from Kansas State University.  He earned his CFA designation in 2011.

Nicholas S. Holmes.  Mr. Holmes joined the Adviser in 2010. He has been a portfolio manager of the Adviser since January 2019.  He was an investment analyst of the Adviser from January 2015 to December 2018. He was a research analyst from January 2012 to December 2014 and an assist research analyst from January 2010 to December 2011. Mr. Holmes earned a Bachelor of Arts in political science from Yale University and a Master of Business Administration from the University of Kansas. He earned his CFA designation in 2013.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.

Compensation and Expenses

Under our advisory agreement we pay our Adviser a fee equal to 0.95% annually of our average monthly Managed Assets for the services rendered by it. The Adviser waived an amount equal to 0.25% of average monthly Managed Assets for the period from July 30, 2010 through July 27, 2011, an amount equal to 0.20% of average monthly Managed Assets for the period from July 28, 2011 through December 31, 2012, an amount equal to 0.15% of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, an amount equal to 0.10% of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014 and an amount equal to 0.05% of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015. In addition, the Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Company’s at-the-market equity program for a six month period following the date of issuance.  “Managed Assets” means our Total Assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock. Our Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests. Because deferred taxes are not deducted in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. In addition, because the fee paid to the Adviser is determined on the basis of our Managed Assets and not our Net Assets, there is no reduction in the fee paid to the Adviser for accruing deferred tax liabilities. “Net Assets” means the value of our Total Assets (including any assets attributable to any leverage that may be outstanding and net deferred tax assets) minus the sum of total liabilities (including net deferred tax liabilities, debt entered into for the purpose of leverage and the liquidation preference of any outstanding preferred stock).  Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter.  The fees are payable for each calendar quarter within five days after the end of that quarter.  The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Company’s at-the-market equity program for a six month period following the date of issuance.

On December 21, 2017, the Company held a special stockholder meeting to consider a vote on a new investment advisory agreement between the Company and the Adviser. The Company’s stockholders voted to approve the new investment advisory agreement between the Company and the Adviser which became effective upon the closing of the change in ownership of the parent company of the Adviser on January 31, 2018. The new investment advisory agreement for the Company is substantially identical to its former investment advisory agreement, except for the effective dates and the termination dates, and simply continues the relationship between the Company and the Adviser.  The advisory agreement has a term ending on December 31, 2019 and may be continued from year to year thereafter as provided in the 1940 Act.  The new advisory agreement was most recently approved by the Board of Directors in October 2017.  A discussion regarding the basis for the Board of Directors’ decision to approve the new advisory agreement is available in our Annual Report to Stockholders for the fiscal year ended November 30, 2017.

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Our stockholders will indirectly bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses related to all future offerings. Expenses our stockholders will bear will include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities, training and benefits; (2) our registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf; (4) auditing, accounting, tax and legal service expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests; (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us; (15) compensation and expenses of our directors who are not members of our Adviser’s organization; (16) pricing, valuation and other consulting or analytical services employed by us; (17) all expenses incurred in connection with leveraging our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors and officers with respect thereto.

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DETERMINATION OF NET ASSET VALUE

We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our NAV available for publication daily on our Adviser’s website. The NAV per share of common stock equals our NAV divided by the number of shares of outstanding common stock.  Our NAV equals the value of our Total Assets less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded.  Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144 will generally be valued based on the value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution, or (2) 95% of the market price per common share on the payment date. Common stock issued under the Plan when shares are trading at a discount to NAV will be purchased in the market at market price or a negotiated price determined by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”).

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of The Depository Trust & Clearing Corporation (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment executive what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

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Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than 30 days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a per share fee (currently $0.05) with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. In addition, because we do not redeem our shares, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of tax consequences of the Plan.

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Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then-current market value of the common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842-3170.

Cash Purchase Option

In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a monthly or other periodic basis. If and when we implement the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details, including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

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Distributions.  We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs, affiliates of MLPs or other securities in which we invest and interest payments on short-term debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of any preferred stock, short-term debt securities and borrowings under any credit facility). Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others:  DCF; realized and unrealized gains; leverage amounts and rates; current and deferred taxes payable; and potential volatility in returns from our investments and the overall market.  Over the long term, we expect to distribute substantially all of our DCF to holders of our common stock. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions. All realized capital gains, if any, net of applicable taxes, will be retained by us.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Dividend Reinvestment Plan (the “Plan”), distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Automatic Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on various factors, including market conditions; the timing and type of our investments in portfolio securities; the securities comprising our portfolio; changes in interest rates (including changes in the relationship between short-term rates and long-term rates); the amount and timing of the use of leverage by us; the effects of leverage on our common stock (discussed above under “Leverage”); the timing of investing the offering proceeds and leverage proceeds in portfolio securities; and our net assets and operating expenses. Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common shares.

Limitations on Distributions.  If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including our preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of our preferred stock or senior securities representing indebtedness.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred stock will have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

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Issuance of Additional Shares.  The provisions of the 1940 Act require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders or pursuant to certain other exemptions set forth in the 1940 Act.

Market.  Our common stock trades on the NYSE under the ticker symbol “NTG.”  Common stock issued pursuant to this prospectus and any related prospectus supplement will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent.  Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas  77842-3170, serves as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common stock and Computershare, Inc. serves as the dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. In addition, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Preferred stock will rank junior to our debt securities, and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our Total Assets. If any preferred shares are outstanding, additional issuances of preferred stock must be considered to be of the same class under the 1940 Act and interpretations thereunder and must rank on a parity with respect to the payment of distributions and upon the distribution of our assets. The details on how to buy and sell any preferred stock we may issue, along with other terms of such preferred stock, will be described in a related prospectus supplement, including the following:

•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the distribution rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;

•	any transfer agent, paying agents or security registrar; and

•	any other terms of the preferred stock.

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Distributions.  Holders of our preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because of our emphasis on investments in MLPs and their affiliates, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed our current and accumulated earnings and profits, which would be treated for federal income tax purposes as a tax-deferred return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Distributions.  If we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of distributions on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of distributions or upon liquidation.

Market.  The details on how to buy and sell any preferred stock we may issue, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or, that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

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We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The transfer agent, registrar, dividend paying agent and redemption agent with respect to any preferred stock will be described in the prospectus supplement for such offering.

Debt Securities

General.  Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock. We may issue debt securities, including additional Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our Total Assets. So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. A prospectus supplement will include specific terms relating to the offering. Subject to the limitations of the 1940 Act, we may issue debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;

•	the trustees, transfer agent, paying agents or security registrar; and

•	any other terms of the securities.

Interest.  For debt securities, the prospectus supplement will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring and making distributions with respect to our common stock and preferred stock.

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Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our Total Assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, it is anticipated that any one of the following events will constitute an “event of default” for that series:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•
default in the performance, or breach, of any covenant or warranty of ours in any document governing the Notes, and continuance of such default or breach for a period of 90 days after written notice has been given to us;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are generally not entitled to receive notice of such a default. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or distributions from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

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Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company.

Voting Rights.  Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the documents governing the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  The details on how to buy and sell our debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise stated in the related prospectus supplement, debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with a custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

We may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes. We may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the appropriate party in writing that we elect to cause the issuance of notes in definitive form; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

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The holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The transfer agent, registrar, dividend paying agent and redemption agent with respect to any debt securities will be described in the prospectus supplement for such offering.

RATING AGENCY GUIDELINES

The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The outstanding Notes and MRP Shares are currently rated by Fitch. Fitch, and any other agency that may rate our debt securities or preferred stock in the future, are collectively referred to as the “Rating Agencies.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

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A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring distributions on its common stock).  If we fail to maintain the applicable 1940 Act or other more stringent agreed upon asset coverage as of the last business day of the week, month or other period required with respect to the applicable senior security and such failure is not cured within 30 days (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.

Notices.  Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors or any stockholder of the Company.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Company by writing the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

The Maryland General Corporation Law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Furthermore, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to our Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2020, 2021 and 2019, respectively, directors of each class will be elected to serve untill the third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

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The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the charter and Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Actions; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Subject to certain exceptions described below, our Charter provides for approval of Charter amendments by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law. The “Continuing Directors” are defined in our charter as (i) our current Directors, (ii) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the our Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who was a stockholder of record at the time of the giving of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors, or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

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Stockholder-Requested Special Meetings

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, the charter and Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting.

SELLING STOCKHOLDERS

An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent. We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders. The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus.

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock or debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $350,000,000. We may offer our common stock, preferred stock and debt securities: (1) directly to one or more purchasers, including existing common stockholders in a rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Dividend Reinvestment Plan. Any selling stockholders may offer our common stock: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

•	the names and addresses of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

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•
the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling stockholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

By Agents

We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us, or any selling stockholder, will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities, or a selling stockholder offers our common stock, to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

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We may offer to sell securities, or certain of our stockholders may offer our common stock, either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents and related persons (or and their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold. In connection with any rights offering to our common stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

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A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Dividend Reinvestment Plan.

CLOSED-END COMPANY STRUCTURE

We are a non-diversified closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end companies frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent our common shares do trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock. The Board of Directors believes that, in addition to the beneficial effects described above, any such purchase or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions.  There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common shares are traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require approval of our Board of Directors and stockholder approval to amend our Charter. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, without the discount commonly associated with closed-end investment companies. Open-end investment companies typically engage in a continuous offering of their shares and may maintain large cash positions or liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, foreign investors, and persons who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

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A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Company Federal Income Taxation

We are treated as a C corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in equity securities of MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we intend to invest, we expect that the cash flow received by us, at least initially, with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the distribution from the partnerships exceeding taxable income from the partnerships will be realized.  If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors.  In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the federal income tax rate for a corporation is 21 percent. The extent to which we are required to pay corporate income tax could materially reduce our cash available to make distributions on the common shares.

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We are not treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. Although the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, this would not allow us to pursue our objective. Therefore, the regulated investment company taxation rules have no application to us or to our stockholders.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of U.S. Holders of Common and Preferred Stock

Federal Income Tax Treatment of U.S. Holders of Common Stock.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that a portion of the distributions of DCF will be treated as dividend income and the remainder as tax deferred return of capital to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

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Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which is variable based on the stockholder’s taxable income (as of the date of this prospectus, a maximum of 20%). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of U.S. Holders of Preferred Stock.  Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a variable rate based on the stockholder’s taxable income (as of the date of this prospectus, a maximum rate of 20%) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 37%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at 21%. A holder’s ability to deduct capital losses may be limited.

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Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Stockholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common or preferred stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Information and Backup Withholding. In general, information reporting will apply to distributions in respect of stock and the proceeds from the sale, exchange or other disposition of stock that are paid to a U.S. holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. In addition, we may be required to withhold, for U.S. federal income tax purposes, such payments payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Federal Income Taxation of Non-U.S. Holders of Common and Preferred Stock

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

In general, dividend distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

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A Non-U.S. holder generally will not be taxed on any gain recognized on a disposition of our stock (or warrants or subscription rights to acquire such stock, as applicable) unless:

•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. holders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•
the Non-U.S. holder is an individual who holds our stock (or warrants or subscription rights, as applicable) as a capital asset, is present in the United States for more than 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. holder is not considered a resident alien under the Code); or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our stock (or warrants or subscription rights, as applicable).

Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a non-MLP partnership in which we own an equity interest, and our interest in an MLP or corporation may be treated as a U.S. real property interest depending on circumstances. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation.

Provided that our shares were regularly traded on an established securities market at any time during the calendar year of the disposition, the tax relating to stock in a U.S. real property holding corporation generally will only apply to:

(i) a Non-U.S. holder whose holdings, direct and indirect, of regularly traded interests (including warrants or subscription rights to acquire stock) other than an interest solely as a creditor at any time during the applicable period, constituted more than 5% of such class of interests, or

(ii) a Non-U.S. holder who owns non-regularly traded interests (including warrants or subscription rights to acquire stock) other than solely as a creditor with a fair market value greater than the fair market value of 5% of the regularly traded class of stock with the lowest fair market value, generally determined upon acquisition of such interests (Non-U.S. holders who do not satisfy (i) and (ii), a “Non-5% holder”).

Our common shares are listed on the NYSE. Although not free from doubt, our common shares should be considered to be regularly traded on an established securities market for any calendar quarter during which they are regularly quoted on the NYSE by brokers or dealers that hold themselves out to buy or sell our common shares at the quoted price.

If the tax relating to stock in a U.S. real property holding corporation were to apply, then a Non-U.S. stock holder would be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our shares on a net income basis as if the gain were effectively connected with the conduct of a U.S. trade or business by the Non-U.S. stock holder during the taxable year and, in the event our shares were not considered to be regularly traded on an established securities market, the person acquiring from a Non-U.S. stock holder generally would have to withhold 15% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. holders to consult their own tax advisers regarding the application of these rules to them.

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A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an appropriate IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Our shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Federal Income Taxation of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.  Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (as of the date of this prospectus a maximum rate of 20%) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 37%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, as of the date of this prospectus at 21%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.  If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

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Market Discount.  If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined above) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-U.S. Holder, the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Company through stock ownership, and (5) you satisfy the certification requirements described below.

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To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on an appropriate IRS Form W-8 (or an acceptable substitute or successor form), or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed appropriate IRS Form W-8 (or an acceptable substitute or successor form) from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

Additional Considerations

Unearned Income Medicare Tax.  For taxable years beginning after December 31, 2012, a 3.8 percent tax generally will be imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally $200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately).  For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act (“FATCA”) Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on certain payments of dividends, interest or (after December 31, 2018) gross proceeds from the disposition of stock or a debt instrument paid to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting and other requirements regarding its U.S. account holders and its U.S. owners. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition our stock or of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

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ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our assets, 0.01% on the next $500 million of our assets and 0.005% on the balance of our assets.

U.S. Bank National Association, 1555 N. River Center Dr., Milwaukee, Wisconsin 53212, serves as our custodian.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our fund accountant.

LEGAL MATTERS

Husch Blackwell LLP (“HB”), Kansas City, Missouri serves as our counsel.  Certain legal matters in connection with the securities offered hereby will be passed upon for us by HB.  HB may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

If certain legal matters in connection with an offering of securities are passed upon by counsel for the placement agents or underwriters of such offering, such counsel to the placement agents or underwriters will be named in a prospectus supplement.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly stockholder reports. Our most recent annual shareholder report filed with the SEC is for our fiscal year ended November 30, 2018. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov ) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

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Tortoise Midstream Energy Fund, Inc.

$350,000,000

Common Stock
Preferred Stock
Debt Securities

PROSPECTUS

_______ ___, 2019

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TORTOISE MIDSTREAM ENERGY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Tortoise Midstream Energy Fund, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”), is a non-diversified, closed-end management investment company that commenced operations in July 2010.

This statement of additional information relates to the offering, on an immediate, continuous or delayed basis, of up to $350,000,000 aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings.  This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with our prospectus dated __________, 2019, and any related prospectus supplement.  This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our securities. You should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained without charge from us by calling 1-866-362-9331. You also may obtain a copy of our prospectus and any related prospectus supplement on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This statement of additional information is dated __________, 2019.

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TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

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INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations that are based on a percentage of our Total Assets. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of Total Assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy sector;

(5)
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

(6)
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

(7)
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered nonfundamental and may be changed by our Board of Directors (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.

Nonfundamental Investment Policies

We have adopted the following nonfundamental policies:

(1)
Under normal circumstances, we invest at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities.

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(2)
We may invest up to 50% of our Total Assets in restricted securities, primarily through direct placements. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid.  The aggregate of all our investments in private companies that do not have any publicly traded shares or units is limited to 5% of our Total Assets.

(3)	We will not invest more than 10% of our Total Assets in any single issuer.

(4)	We will not engage in short sales.

(5)	We may write covered call options, up to 5% of our Total Assets.

Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our Total Assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we may not declare any distribution on any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be except that dividends may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of such distribution.  Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the Total Assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretive positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our Total Assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include energy infrastructure companies. See “Investment Objective and Principal Investment Strategies.”

Under the 1940 Act, we may, but do not intend to, invest up to 10% of our Total Assets in the aggregate in shares of other investment companies and up to 5% of our Total Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on any preferred stock and debt securities, including any interest and principal for debt securities.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Our investment objective is to provide our stockholders a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation on our common stock, and all distributions received from us, regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change an investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to the nonfundamental investment policy of investing at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs. Unlike most other investment companies, we are not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are taxed as a regular “C” corporation and are subject to federal and applicable state corporate income taxes.

Under normal circumstances, we invest at least 80% of our Total Assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of our Total Assets in equity securities of natural gas infrastructure entities. MLP affiliates are general partners of MLPs. Such MLP equity securities currently consist of common units, convertible subordinated units, and limited liability company common units. We also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies our investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), may employ in pursuit of investment objective and a discussion of related risks. Our Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective. We have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and are therefore not subject to registration or regulation under such act.

 Midstream energy entities in the energy infrastructure sector in which we invest can generally be classified into the following categories:

Pipeline Entities. Pipeline entities are common carrier transporters of natural gas, NGLs (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline entities derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline entities have limited direct commodity price exposure because they do not own the product being shipped.

Gathering and Processing Entities. Gathering and processing entities are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of NGLs. Processing entities derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

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Propane Entities. Propane entities are distributors of propane to homeowners for space and water heating. Propane entities derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Marine Shipping Entities. Marine shipping entities are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping entities derive revenue from charging customers for the transportation of these products utilizing the entities’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

Midstream energy entities typically achieve distribution growth by internal and external means. Midstream energy entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.

Midstream energy entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Midstream energy entities are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

Midstream energy entities operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.  Certain midstream energy entities regulated by the FERC have the right, but are not obligated, to redeem all of their common units held by an investor who is not subject to U.S. federal income taxation at market value, with the purchase price payable in cash or via a three-year interest-bearing promissory note.  In the event any midstream energy entity in which we invest undertakes a redemption of their common units, the financial condition and results of operation of such entity could be adversely impacted.

Midstream energy entities may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of midstream energy entities.

Midstream energy entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the midstream energy entity’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain midstream energy entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of midstream energy entities to successfully integrate recent or future acquisitions; and the general level of the economy.

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The business of midstream energy entities is affected by supply and demand for energy commodities because most midstream energy entities derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline entities have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the entity delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline entities to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing entities may be directly affected by energy commodity prices. Propane entities own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although our Adviser intends to seek high quality entities that are able to mitigate or manage direct margin exposure to commodity prices. The midstream energy industry in general could be hurt by market perception that an entity’s performance and valuation are directly tied to commodity prices.

 Master Limited Partnerships

Our investment policies permit investment in midstream energy MLPs in the energy infrastructure sector.   We expect that a substantial portion of our assets will be invested in midstream energy MLPs.  An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

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MLPs tend to pay relatively higher distributions than other types of companies and we intend to use these MLP distributions in an effort to meet our investment objective.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.

The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

For a further discussion and a general description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters.”

Non-MLP Equity Securities

Although we invest a substantial portion of our assets in MLPs, we also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

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Our Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Consistent with our investment objective, we may invest up to 100% of our Total Assets in equity securities issued by midstream energy entities, including MLPs, in the energy infrastructure sector, including MLP common units, MLP convertible subordinated units, limited liability company (“LLC”) common units and other equity securities of non-MLP midstream energy entities (each discussed below). We also may invest up to 20% of our Total Assets in equity securities of entities not in the energy infrastructure sector.

The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Limited Liability Company Common Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

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MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. We expect to purchase subordinated units in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates. MLP affiliates are general partners of MLPs.

General Partner Interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Non-MLP Equity Securities. We also may invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 50% of our Total Assets in restricted securities primarily through direct placements. Restricted securities are less liquid than securities traded in the open market, therefore, we may not be able to readily sell such securities. Investments currently considered by our Adviser to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

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Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, our Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might be unable to dispose of such securities promptly or at reasonable prices.

We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), NYSE MKT LLC (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may have a trading volume lower than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and our Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Repurchase Agreements.  We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit us to earn interest on assets awaiting long term investment. We require continuous maintenance by the custodian for our account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

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Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by our Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) of ours having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by us creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of our Total Assets for investment purposes when our Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition on our issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this statement of additional information. See “Investment Limitations.”

Interest Rate Transactions. We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to any preferred shares. Furthermore, to the extent that there is a decline in interest rates, the value of the interest rate transactions could decline, which could result in a decline in our net asset value. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

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Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

Our Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary Investments and Defensive Investments. Pending investment of the proceeds of an offering (which we expect may take up to approximately three months following the closing of an offering), we may invest up to 100% of net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities-all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We also may invest in such instruments on a temporary basis to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our Total Assets will be invested in these instruments.

Under adverse market or economic conditions, we may invest 100% of our Total Assets in these securities. The yield on such securities may be lower than the returns on midstream energy securities or yields on lower rated fixed income securities. To the extent that we use this strategy, we may not achieve our investment objective.

Covered Call Options Strategy

We may also seek to provide current income from gains earned through a covered call option strategy.  A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forego part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

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When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. We may invest either directly or indirectly through the Subsidiaries. We will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.

We may invest an aggregate of up to 5% of our total assets in Subsidiaries. We anticipate investing in certain private clean energy-related issuers indirectly through the Subsidiaries.

The Subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Company. Our Board of Directors has oversight responsibility for the investment activities of the Company, including the Company’s investments in any Subsidiary, and our role as the sole shareholder of any Subsidiary.

The assets of any Subsidiaries and the assets of the Company, taken as a whole, will be subject to the same investment restrictions and limitations, and the Subsidiary will be subject to the same compliance policies and procedures, as the Company. As a result, investments held through a Subsidiary will be taken into account in determining compliance with the investment policies and restrictions that apply to the management of the Company, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any Subsidiary’s portfolio investments.

MANAGEMENT OF THE COMPANY

Directors and Officers

Our business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. Our Board of Directors is currently comprised of five directors, four of whom are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”). The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for his respective term and until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The Board of Directors is divided into three classes.  Directors of each class are elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify.  Each year only one class of directors is elected by the stockholders.  Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

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NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING PAST FIVE YEARS
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I director; Director since 2010
Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Chairman of the Department of Risk Management and Insurance, Robinson College of Business, Georgia State University and Director of the Asset and Wealth Management Program (faculty member from 1999 to 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.
			7	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund

Rand C. Berney (Born 1955)	Class II director; Director since January 1, 2014	Executive-in-Residence and Professor for Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	6	None

Jennifer Paquette (Born 1962)	Class II director; Director since May 18, 2018	Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003 to 2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant and Assistant at Mitchell Hutchins Asset Management from 1985 to 1987; CFA charterholder.	6	None

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NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING PAST FIVE YEARS
Alexandra Herger (Born 1957)	Class III director; Director since January 1, 2015
Retired in 2014; Previously interim vice president of exploration for Marathon Oil and director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.
			6	None

Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Class III Director; Director and Chairman of the Board since 2010	Member of the Board of Directors of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of TEAF since its inception in March 2019; Director and Chairman of the Board of each of the Company, TYG, TPZ, TTP and NDP since its inception; of each of TYY and TYN from its inception until its merger into TYG effective June 23, 2014; CFA charterholder.	6	None

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NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING PAST FIVE YEARS
P. Bradley Adams (Born 1960)	Chief Executive Officer since June 30, 2015; Principal Financial Officer and Treasurer since May 18, 2017
Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Executive Officer of each of TYG, TPZ, TTP and NDP since June 30, 2015; Principal Financial Officer of TYG, TPZ, TTP and NDP since May 2017; Chief Executive Officer, Chief Financial Officer and Treasurer of TEAF since its inception; Chief Executive Officer, Principal Financial Officer and Treasurer of TSIFX since its inception; Principal Financial Officer and Treasurer or each of TYG, TPZ, TTP and NDP since May 18, 2017; Chief Financial Officer of the Company from 2010 to June 30, 2015, of each of TYG and TPZ from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015 and of each of TYY and TYN from May 2011 to June 23, 2014;
		N/A	None

Matthew G.P. Sallee (Born 1978)	President since June 30, 2015
Senior Portfolio Manager of the Adviser since February 2019; Managing Director of the Adviser since January 2014 and member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser from July 2013 to January 2019; and President of TYG since June 30, 2015. CFA charterholder.
		N/A	None

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NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR(1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING PAST FIVE YEARS
Nicholas S. Holmes (Born 1985)	Vice President since June 30, 2015
Director and Portfolio Manager of the Adviser since January 2019; Investment Analyst of the Adviser from January 2015 to December 2018; Research Analyst of the Adviser from January 2012 through December 2014; Vice President of TYG since June 30, 2015.  CFA charterholder.
		N/A	None

Shobana Gopal (Born 1962)	Vice President since June 30, 2015
Director, Tax of the Adviser since January 2013; Vice President of each of TYG, TPZ, TTP and NDP since June 30, 2015; Vice President of TEAF since its inception; Vice President of TSIFX since its inception.
		N/A	None

Diane Bono (Born 1958)	Chief Compliance Officer since inception; Secretary since May 2013
Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer of TYG since June 2006 and of each of TPZ, TTP and NDP since its inception; Chief Compliance Officer and Secretary of TEAF since its inception; Chief Compliance Officer and Secretary of TSIFX since its inception; Secretary of each of TYG, TPZ, TTP and NDP since May 2013, and of each of TYY and TYN from May 2013 to June 23, 2014.
		N/A	None

(1)
This number includes TYG, TPZ, TTP, NDP and the Company and Tortoise Essential Assets Income Term Fund ("TEAF"), which was launched in March __, 2019. Our Adviser also serves as the investment adviser to TYG, TPZ, TTP, NDP, TEAF and two open-end investment companies. For Mr. Ciccotello, this number also includes the Tortoise Tax-Advantaged Social Infrastructure Fund, Inc. (“TSIFX”), whose investment adviser is an affiliate of our Adviser.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored  into the conclusion to invite them to join our Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Ms. Herger, executive leadership and business experience; Ms. Paquette, investment management experience as a chief investment officer of a state public employees’ retirement association; and Mr. Birzer, investment management experience as an executive, member of investment committee and leadership roles with our Adviser.

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Other attributes and qualifications considered for each director in connection with their selection to join our Board of Directors were their character and integrity; and their willingness and ability to serve and commit the time necessary to perform the duties of a director for both us and for other funds in the Tortoise fund complex. In addition, as to each director other than Mr. Birzer, their status as an Independent Director; and, as to Mr. Birzer, his role with our Adviser, were an important factor in their selection as directors. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and our management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

We have an audit and valuation committee consisting of four Independent Directors (the “Audit Committee”). The Audit Committee members are Conrad S. Ciccotello (Chairman), Rand C. Berney, Jennifer Paquette and Alexandra Herger. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee held four meetings in the fiscal year ended November 30, 2018.

We have a nominating and governance committee that consists exclusively of four Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, Rand C. Berney, Jennifer Paquette and Alexandra Herger (Chairman). The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with the our Bylaws.  The Nominating Committee held three meetings in the fiscal year ended November 30, 2018.

We also have a compliance committee that consists exclusively of four Independent Directors (the “Compliance Committee”). The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, Rand C. Berney (Chairman), Jennifer Paquette and Alexandra Herger.  The Compliance Committee held two meetings in the fiscal year ended November 30, 2018.

We also have an Executive Committee consisting of H. Kevin Birzer and Conrad S. Ciccotello that has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” within the meaning of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.  The Executive Committee held no meetings in the fiscal year ended November 30, 2018.

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The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of ours or the Administrator will receive no salary or fees from us. For the 2019 fiscal year, each Independent Director receives from us an annual retainer of $28,200 (plus an additional $2,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee chairman) and a fee of $1,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $500 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $500 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2018.

Name and Position With the Company	Aggregate Compensation From the Company	Aggregate Compensation From the Company and Fund Complex Paid to Directors**
Independent Directors
Conrad S. Ciccotello	$42,000	$196,600
Rand C. Berney	$41,000	$171,600
Charles E. Heath*	$14,995	$65,722
Alexandra Herger	$41,000	$171,600
Jennifer Paquette*	$26,005	$105,878

Interested Director
H. Kevin Birzer	$0	$0

*Mr. Heath retired from the Board of Directors effective May 18, 2018.  Ms. Paquette was elected as a Director of each of the Company, TYG, TTP, TPZ and NDP on May 18, 2018.

** Includes TYG, TPZ, TTP, NDP, the Company and for Mr. Ciccotello, TSIFX.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2018.

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Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Conrad S. Ciccotello	Over $100,000	Over $100,000
Rand C. Berney	$10,001-$50,000	$50,001-$100,000
Alexandra Herger	None	$10,001-$50,000
Jennifer Paquette	$1-$10,000	$10,001-$50,000
Interested Director
H. Kevin Birzer	Over $100,000	Over $100,000

*	As of December 31, 2018, the officers and directors of the Company, as a group, owned less than 1% of any class of the Company’s outstanding shares of stock.

**	Includes the Company, TYG, TPZ, TTP, NDP and and for Mr. Ciccotello, TSIFX.

Control Persons

As of February 28, 2019, to the knowledge of the Company, the following persons owned of record or beneficially more than 5% of our common stock:

Name and Address	Shares Held	Percentage of Outstanding Shares

Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	11,051,302	17.48%

National Financial Services LLC 245 Summer Street Boston, MA 02210	7,524,415	11.90%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7,500,037	11.87%

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	4,290,796	6.79%

Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	4,153,519	6.57%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	3,727,862	5.9%

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As of February 28, 2019, to the knowledge of the Company, the following persons owned of record or beneficially more than 5% of our MRP Shares.

Name and Address	Shares Held	Percent of Outstanding Shares
Prudential Financial, Inc.* 751 Broad Street Newark, New Jersey 07102-3777	3,480,000	65.9%
Mutual of Omaha Insurance Company** United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, Nebraska 68175	400,000	9.1%
National Life Insurance Company*** One National Life Drive Montpelier, Vermont 05604	400,000	9.1%
MetLife Insurance K.K.**** 1-3 Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	392,000	8.9%
Metropolitan Life Insurance Company**** 200 Park Avenue New York, New York 10166	296,000	6.7%
Employers Reassurance Corporation**** 7101 College Boulevard, Suite 1400 Overland Park, Kansas 66210	228,000	5.2%

(*)
Information is based on a Schedule 13G amendment filed on February 4, 2019 by Prudential Financial Inc., reporting sole voting and dispositive power as a parent holding company of The Prudential Insurance Company of America which beneficially owns 1,880,000 shares, Prudential Retirement Insurance and Annuity Company which beneficially owns 1,600,000 shares and PGIM, Inc. which beneficially owns 3,480,000 shares.

(**)
Information is based on Schedule 13G amendment filed on January 8, 2016. Mutual of Omaha Insurance Company reports that it has sole voting and dispositive power over the shares listed in the table above. Mutual of Omaha Insurance Company reports that it is the parent company of United of Omaha Life Insurance Company which acquired the security being reported on.

(***)	Information based on a Securities Purchase Agreement dated December 8, 2015.
(****)	Information based on a Securities Purchase Agreement dated December 13, 2017.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual (including advancing legal fees or making payments for settlements and judgments) from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

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Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Investments, LLC (“Tortoise Investments”).  Tortoise Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex, including all of our Managing Directors, also own interests in Tortoise Investments. Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of February 28, 2019, our Adviser had approximately $16.3 billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), our Adviser, subject to overall supervision by the Board, manages our investments. Our Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, Brett Jergens and Nicholas S. Holmes.  The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.  While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.  Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang, Jergens and Holmes has an employment-related agreement with the Adviser and receives base compensation for the services he provides.  They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions.  The Adviser’s earnings are based in part on the value of assets held in our portfolio, as the Adviser’s fee is a percentage of our average monthly Managed Assets. Additional benefits received by Messrs. Kessens, Mick, Sallee, Thummel, Pang, Jergens and Holmes are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Kessens, Mick, Sallee, Thummel, Pang, Jergens and Holmes’ owns an equity interest in Tortoise Investments, LLC and each thus benefits from increases in the net income of the Adviser.

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The following table provides information about the number of and total assets in other accounts managed by the senior investment team as of November 30, 2018.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450
James R. Mick
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450
Matthew G.P. Sallee
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450
Robert J. Thummel, Jr.
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450
Stephen Pang
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450
Brett Jergens
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450
Nicholas S. Holmes
Registered investment companies	9	$7,132,551,037	0	—
Other pooled investment vehicles	15	$856,630,585	0	—
Other accounts	951	$6,992,554,006	1	$186,199,450

None of the portfolio managers receive any direct compensation from us or any other of the managed accounts reflected in the table above.

The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2018.

Name of Manager	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
Brian A. Kessens	$10,001-50,000
James R. Mick	$1 - $10,000
Matthew G.P. Sallee	$100,001 - $500,000
Robert J. Thummel, Jr.	$10,001 - $50,000
Stephen Pang	None
Brett Jergens	None
Nicholas S. Holmes	$10,001 - $50,000

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In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we pay our Adviser a fee equal to 0.95% annually of our average monthly Managed Assets for the services rendered by it. Managed Assets means our Total Assets minus the sum of accrued liabilities other than (1) net deferred tax liability, (2) debt entered into for the purpose of leverage, and (3) the aggregate liquidation preference of any outstanding preferred shares. This fee waiver may only be terminated early by mutual agreement of the Adviser and the Board of Directors.  In addition, the Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the Company’s at-the-market equity program for a six month period following the date of issuance.

Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter. Net deferred tax assets are not included in the calculation of our management fee.   For the fiscal year ended November 30, 2016, the Adviser received $13,398,345 as compensation for advisory services, net of $55,998 in reimbursed fees and expenses.  For the fiscal year ended November 30, 2017, the Adviser received $14,348,854 as compensation for advisory services. For the fiscal year ended November 30, 2018, the Adviser received $12,862,063 as compensation for advisory services, net of $764,730 in reimbursed fees and expenses.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us shall include, without limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting, tax and legal service expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing, valuation and other consulting or analytical services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.

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On December 21, 2017, the Company held a special stockholder meeting to consider a vote on a new investment advisory agreement between the Company and the Adviser. The Company’s stockholders voted to approve the new investment advisory agreement between the Company and the Adviser which became effective upon the closing of the change in ownership of the parent company of the Adviser on January 31, 2018. The new investment advisory agreement for the Company is substantially identical to its former investment advisory agreement, except for the effective dates and the termination dates, and simply continues the relationship between the Company and the Adviser. The new Advisory Agreement has a term ending on December 31, 2019 and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year after the initial term. A discussion regarding the basis of the Board of Directors’ decision to approve the new Advisory Agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2017. The Advisory Agreement will continue from year to year after the initial term, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. Additionally, after the initial term, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of us and our Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Our code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the quality of execution and custodial services.  Our Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, it has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Such research is provided to investment advisers who utilize these firms. While our Adviser may review certain of the research received, it does not consider this research when selecting brokers to execute client transactions.  Our Adviser does not put a specific value on unsolicited research, nor does it attempt to estimate and allocate the relative costs or benefits among its clients.   The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

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The ability to do direct investments in midstream energy securities may impact our ability to meet our investment objective because of the limited number of midstream energy securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, we may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.

In evaluating placement agent proposals, we will consider each broker’s access to issuers of midstream energy securities and experience in the midstream energy market, particularly the direct placement market. In addition to these factors, we will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on behalf of us to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine, and our Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.  For the fiscal years ended November 30, 2017 and November 30, 2018, we paid aggregate brokerage commissions of  $231,553 and $269,733 and, respectively. No direct placement fees were paid in fiscal 2017 or 2018.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2017 and November 30, 2018, the portfolio turnover rate was 20.94% and 13.67%, respectively.  However, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in our recognition of gains that will increase our current and accumulated earnings and profits resulting in a greater portion of our distributions being treated as taxable dividends for Federal income tax purposes. See “Certain Federal Income Tax Matters.”

NET ASSET VALUE

We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently intend to make our NAV available for publication daily on our Adviser’s website. The NAV per share of common stock equals our NAV divided by the number of shares of outstanding common stock.  Our NAV equals the value of our Total Assets less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded.  Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If a security is traded on the measurement date, then the last reported sale price on the exchange or over‑the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144 will generally be valued based on the value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities. The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value shall be determined pursuant to the methodologies established by our Board of Directors.

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In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by us to our stockholders.

The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from midstream energy entities in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the midstream energy entities. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the midstream energy entities, and also will vary year by year for each entity, but in each case will reduce our remaining tax basis, if any, in the particular midstream energy entity. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each midstream energy entity.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, foreign investors, and persons who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

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Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Company Federal Income Taxation

We are treated as a C corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in equity securities of MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we intend to invest, we expect that the cash flow received by us, at least initially, with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the distribution from the partnerships exceeding taxable income from the partnerships will be realized.  If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 21 percent.  The extent to which we are required to pay corporate income tax materially reduce our cash available to make distributions on the common shares.

We are not treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. Although the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, this would not allow us to pursue our objective. Therefore, the regulated investment company taxation rules have no application to us or to our stockholders.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We will periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We will periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

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An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Internal Revenue Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or transportation or storage of certain alcohol-based fuels or certain biodiesel fuels. This means that most MLPs today are in energy, timber, or real estate related businesses.  On January 19, 2017, the Department of Treasury and the Internal Revenue Service (“IRS”) issued final regulations interpreting Qualifying Income, which provide additional guidance and a more flexible approach to analyzing Qualifying Income.  The final regulations generally apply to income earned by an MLP in a taxable year that begins on or after January 19, 2017.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, as capital gain. The investor’s original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.

At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate.

Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs. Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from us.

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Federal Income Taxation of U.S. Holders of Common and Preferred Stock

Federal Income Tax Treatment of U.S. Holders of Common Stock.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that a portion of the distributions of DCF will be treated as dividend income and the remainder as tax deferred return of capital to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which is variable based on the stockholder’s taxable income (as of the date of this Statement of Additional Information, a maximum rate of 20%). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121‑day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of U.S. Holders of Preferred Stock.  Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.

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Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a variable rate based on the stockholder’s taxable income (as of the date of this Statement of Additional Information a maximum of 20%) than net short-term capital gain or ordinary income (as of the date of this Statement of Additional Information a maximum rate of 37%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, as of the date of this Statement of Additional Information at 21%. A holder’s ability to deduct capital losses may be limited.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Stockholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common or preferred stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax‑exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

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Information and Backup Withholding. In general, information reporting will apply to distributions in respect of stock and the proceeds from the sale, exchange or other disposition of stock that are paid to a U.S. holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. In addition, we may be required to withhold, for U.S. federal income tax purposes, such payments payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Federal Income Taxation of Non-U.S. Holders of Common and Preferred Stock

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

In general, dividend distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

A Non-U.S. holder generally will not be taxed on any gain recognized on a disposition of our stock (or warrants or subscription rights to acquire such stock, as applicable) unless:

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the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. holders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

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the Non-U.S. holder is an individual who holds our stock (or warrants or subscription rights, as applicable) as a capital asset, is present in the United States for more than 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. holder is not considered a resident alien under the Code); or

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we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our stock (or warrants or subscription rights, as applicable).

Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation.

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Provided that our shares were regularly traded on an established securities market at any time during the calendar year of the disposition, the tax relating to stock in a U.S. real property holding corporation generally will only apply to:

(i)
a Non-U.S. holder whose holdings, direct and indirect, of regularly traded interests (including warrants or subscription rights to acquire stock) other than an interest solely as a creditor at any time during the applicable period, constituted more than 5% of such class of interests, or

(ii)
a Non-U.S. holder who owns non-regularly traded interests (including warrants or subscription rights to acquire stock) other than solely as a creditor with a fair market value greater than the fair market value of 5% of the regularly traded class of stock with the lowest fair market value, generally determined upon acquisition of such interests (Non-U.S. holders who do not satisfy (i) and (ii), a “Non-5% holder”).

Our common shares are listed on the NYSE. Although not free from doubt, our common shares should be considered to be regularly traded on an established securities market for any calendar quarter during which they are regularly quoted on the NYSE by brokers or dealers that hold themselves out to buy or sell our common shares at the quoted price.

If our shares were not considered to be regularly traded on an established securities market at any time during the applicable calendar year, then a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our shares on a net income basis as if the gain were effectively connected with the conduct of a U.S. trade or business by the Non-5% holder during the taxable year and, in such case, the person acquiring from a Non-5% holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. holders to consult their own tax advisers regarding the application of these rules to them.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an appropriate IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Our shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Federal Income Taxation of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.  Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

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Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (as of the date of this Statement of Additional Information a maximum rate of 20%) than net short-term capital gain or ordinary income (as of the date of this Statement of Additional Information a maximum rate of 37%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, as of the date of this Statement of Additional Information at 21%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.  If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount.  If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non‑U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

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We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non‑U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Company through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on an appropriate IRS Form W-8BEN (or an acceptable substitute or successor form), or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed appropriate IRS Form W-8 (or an acceptable substitute or successor form) from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non‑U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

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Additional Considerations

Unearned Income Medicare Tax.  For taxable years beginning after December 31, 2012, a 3.8 percent tax generally will be imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally $200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately).  For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act (“FATCA”) Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on certain payments of dividends, interest or gross proceeds from the disposition of stock or a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Pursuant to U.S. Treasury regulations and other Treasury guidance, these rules generally were not effective for payments of dividends and interest until July 1, 2014, and, in the case of payments of gross proceeds, until January 1, 2017, and, even after such effective dates, the new withholding obligations do not apply to payments on, or with respect to, debt obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and our Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to our Adviser. Because of the unique nature of MLPs in which we primarily invest, our Adviser will evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe that it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines that it has a conflict or our Adviser determines that there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders.

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The Chief Executive Officer is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies that we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting will be determined by the Investment Committee of our Adviser, or a Managing Director of our Adviser designated by the Investment Committee, and will be executed by the Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on the one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we voted proxies for the twelve-month period ended June 30, 2018, is available without charge by calling us at (866) 362-9331. You may also access this information on the SEC’s website at http://www.sec.gov. Our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young provides audit and audit-related services, and tax return preparation and assistance and consultation to us in connection with review of our filings with the SEC.

ADMINISTRATOR, FUND ACCOUNTANT AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our fund accountant and administrator and provides certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.01% on the next $500 million of our Managed Assets and 0.005% on the balance of our Managed Assets.  We pay the fund accountant a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets, 0.0075% on the next $250 million of net assets, and 0.0025% on the balance of our net assets.  For the fiscal years ended November 30, 2016, November 30, 2017 and November 30, 2018, we paid $518,444, $527,296 and $524,649, respectively, for internal accounting and administration services.

U.S. Bank National Association, 1555 N. River Center Dr., Milwaukee, Wisconsin 53212, serves as our custodian.  We pay the custodian a monthly fee computed at an annual rate of 0.004% of the average daily market value of the Company’s portfolio assets, plus portfolio transaction fees.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC. The prospectus, prospectus supplement and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus, prospectus supplement and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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FINANCIAL STATEMENTS

Our 2018 Annual Report, which contains our audited financial statements as of November 30, 2018 and for the year then ended, notes thereto, and other information about us, is incorporated by reference into, and shall be deemed to accompany, this Statement of Additional Information.

Our 2018 Annual Report includes supplemental financial information which presents selected ratios as a percentage of our total investment portfolio and a calculation of our distributable cash flow (“DCF”) and related information. You may request a free copy of the Statement of Additional Information, our annual, semi-annual and quarterly reports, or make other requests for information about us, by calling toll-free 1-866-362-9331, or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. These documents are also available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

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APPENDIX A — RATINGS OF INVESTMENTS

MOODY’S INVESTORS SERVICE, INC.

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

“Aaa” Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa” Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B” Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FITCH RATINGS

A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.
Default is a real possibility.

CC: Very high levels of credit risk.
Default of some kind appears probable.

C: Exceptionally high levels of credit risk
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.
`RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

STANDARD & POOR’S CORPORATION

A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

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Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.            Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.            Nature of and provisions of the obligation; and

3.            Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. The issue ratings definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

“AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated ‘BB’ is less vulnerable in the near-term to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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“B” — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C” — The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

“D” — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“+/-” — Plus (+) or minus (-).  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R. — Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment.

Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

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TORTOISE MIDSTREAM ENERGY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

________ ___, 2019

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PART C — OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s audited financial statements dated November 30, 2018, notes to such financial statements and report of independent registered public accounting firm thereon, are incorporated by reference into Part B: Statement of Additional Information.

2. Exhibits:

a.1.	Articles of Amendment and Restatement[1]

a.2.	Articles Supplementary relating to Mandatory Redeemable Preferred shares[2]

a.3.	Articles Supplementary relating to Series C and Series D Mandatory Redeemable Preferred Shares[8]

a.4.	Articles Supplementary relating to Series E and Series F Mandatory Redeemable Preferred Shares[12]

a.5.	Articles Supplementary relating to Series G Mandatory Redeemable Preferred Shares*

a.6.	Articles of Amendment*

b.	Amended and Restated Bylaws[6]

c.	Inapplicable

d.1.	Form of Stock Certificate[1]

d.2.	Form of Preferred Stock Certificate[2]

d.3.	Form of Fixed Rate Note[2]

d.4.	Form of Floating Rate Note[2]

d.5.	Form of Subscription Certificate for Rights Offering[13]

d.6.	Form of Notice of Guaranteed Deliver for Rights Offering[13]

e.	Dividend Reinvestment Plan[1]

f.	Inapplicable

g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated January 31, 2018[12]

g.2.	Fee Waiver Agreement with Tortoise Capital Advisors, L.L.C. dated July 27, 2012[4]

g.3.	First Amendment to Fee Waiver Agreement with Tortoise Capital Advisors, L.L.C., dated January 31, 2018[12]

h.1.	Controlled Equity Offering Sales Agreement[3]

h.2.	Amendment One to Controlled Equity Offering Sales Agreement[7]

h.3.	Amendment Two to Controlled Equity Offering Sales Agreement[9]

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i.	Inapplicable

j.	Form of Custody Agreement[1]

k.1.	Form of Transfer Agency and Service Agreement[1]

k.2.	Form of Administration Servicing Agreement[1]

k.3.	Form of Fund Accounting Services Agreement[1]

k.4.	Amended and Restated Credit Agreement dated June 15, 2015[6]

k.5.	Amendment No. 1 to Amended and Restated Credit Agreement dated June 12, 2017[11]

k.6	Amendment No. 2 to Amendment and Restated Credit Agreement dated September 4, 2018*

k.7.	Master Note Purchase Agreement dated October 7, 2010[2]

k.8.	Note Purchase Agreement dated April 17, 2014[5]

k.9.	Note Purchase Agreement dated September 9, 2014[5]

k.10.	Securities Purchase Agreement dated December 8, 2015[8]

k.11.	Note Purchase Agreement dated December 9, 2015[9]

k.12.	Note Purchase Agreement for NTG Series N & O Senior Notes issued December 13, 2017[12]

k.13.	Securities Purchase Agreement for NTG MRP Series E & F Preferred Shares issued December 13, 2017[12]

k.14.	Note Purchase Agreement for NTG Series P, Q & R Senior Notes issued October 16, 2018*

k.15.	Securities Purchase Agreement for NTG MRP Series G Preferred Shares issued October 16, 2018*

l.	Opinion of Venable LLP with respect to issuances of common stock, preferred stock and debt securities*

m.	Inapplicable

n.	Consent of Independent Registered Public Accounting Firm*

o.	Inapplicable

p.	Inapplicable

q.	Inapplicable

r.1.	Code of Ethics of the Registrant*

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.*

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s.1	Power of Attorney*

s.2.	Form of Prospectus Supplement for Common Stock Offerings[10]

s.3.	Form of Prospectus Supplement for Debt Offerings[10]

s.4.	Form of Prospectus Supplement for Preferred Offerings[10]

*	Filed herewith.

(1)	Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed June 28, 2010 (File Nos. 333-166278 and 811-22409).
(2)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed August 3, 2011 (File Nos. 333-176010 and 811-22409).
(3)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed July 27, 2012 (File Nos. 333-176010 and 811-22409).
(4)	Incorporated by referenced to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed October 26, 2012 (File Nos. 333-176010 and 811-22409)
(5)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2 filed on April 29, 2015 (File Nos. 333-176010 and 811-22409)
(6)	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-2 filed on August 3, 2015 (File Nos. 333-176010 and 811-22409)
(7)	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-2 filed on October 16, 2015 (File Nos. 333-176010 and 811-22409)
(8)	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-2 filed on December 9, 2015 (File Nos. 333-176010 and 811-22409)
(9)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-2 filed on December 18, 2015 (File Nos. 333-176010 and 811-22409)
(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on April 27, 2016 (File Nos. 333-209943 and 811-22409).
(11)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on August 14, 2017 (File Nos. 333-209943 and 811-22409).
(12)	Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2, filed on April 16, 2018 (File Nos. 333-209943 and 811-22409).
(13)	Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2, filed on June 19, 2018 (File Nos. 333-209943 and 811-22409).

Item 26:	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and information concerning the underwriter will be contained in the accompanying prospectus supplement.

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Item 27:	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with all potential offerings described in this Registration Statement:

Securities and Exchange Commission Fees	$42,420
Directors’ Fees and Expenses	$6,500
Printing (other than certificates)	$139,000
Accounting fees and expenses	$115,000
Legal fees and expenses	$108,000
NYSE listing fees	$52,500
Rating Agency Fees	$35,000
FINRA fees	$10,000
Miscellaneous	$25,000
Total	$533,420	*

*  These expenses will be borne by the Company unless otherwise specified in a prospectus supplement.

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

As of March 31, 2019, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders

Common Shares ($0.001 par value)	6
Preferred Stock (Liquidation Preference $25.00 per share)	8
Debt ($312,000,000 aggregate principal amount)	23

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

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Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management of the Company—Directors and Officers” is hereby incorporated by reference.

Item 32.	Location of Accounts and Records

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian, U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, at the offices of the transfer agent, Computershare Trust Company N.A., P. O. Box 30170, College Station, Texas 77842-3170, and at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

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Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Any securities not taken in a rights offering by stockholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we will file a post-effective amendment to set forth the terms of such offering.

4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

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(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

(g) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5. (a) That for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas, on the 9th day of  April, 2019.

Tortoise Midstream Energy Fund, Inc.

By:	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ P. Bradley Adams	Chief Executive Officer and Principal Financial Officer	April 9, 2019
P. Bradley Adams	(Principal Executive Officer; Principal Financial and Accounting Officer)

/s/ Rand C. Berney*	Director	April 9, 2019
Rand C. Berney

/s/ H. Kevin Birzer*	Director	April 9, 2019
H. Kevin Birzer

/s/ Conrad S. Ciccotello*	Director	April 9, 2019
Conrad S. Ciccotello

/s/ Alexandra A. Herger*	Director	April 9, 2019
Alexandra A. Herger

/s/ Jennifer Paquette*	Director	April 9, 2019
Jennifer Paquette

* By P. Bradley Adams, via power of attorney filed on April 9, 2019.

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EXHIBIT INDEX

a.5.	Articles Supplementary relating to Series G Mandatory Redeemable Preferred Shares

a.6.	Articles of Amendment

k.6	Amendment No. 2 to Amendment and Restated Credit Agreement dated September 4, 2018

k.14.	Note Purchase Agreement for NTG Series P, Q & R Senior Notes issued October 16, 2018

k.15.	Securities Purchase Agreement for NTG MRP Series G Preferred Shares issued October 16, 2018

l.	Opinion of Venable LLP with respect to issuances of common stock, preferred stock and debt securities

n.	Consent of Ernst & Young LLP

r.1.	Code of Ethics of the Registrant

r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.

s.1	Power of Attorney